EXHIBIT 4.1

                                                                  EXECUTION COPY






                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                                     Seller


                                       and


                         BANK ONE, NATIONAL ASSOCIATION

                                     Trustee




                        --------------------------------

                                POOLING AGREEMENT
                            Dated as of March 1, 2001
                        --------------------------------


                                 $1,520,861,830


                     Fleet Mortgage Certificate Trust 2001-1
                            Pass-Through Certificates
                                  Series 2001-1

                             TABLE OF CONTENTS



                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.    Defined Terms................................................1

                                   ARTICLE II

                      CONVEYANCE OF THE POOLED SECURITIES;

Section 2.01.    Conveyance of the Pooled Securities.........................14
Section 2.02.    Acceptance of Trust by Trustee; Initial Issuance of
                  Certificates...............................................16
Section 2.03.    Representations and Warranties of the Seller and the
                  Trustee....................................................16
Section 2.03A.   Cure or Repurchase Obligations..............................19
Section 2.04.    Substitution of Pooled Securities...........................19

                                   ARTICLE III

                    ADMINISTRATION OF THE POOLED SECURITIES;

Section 3.01.    Administration of the Trust and the Pooled Securities.......20
Section 3.02.    Collection of Monies........................................20
Section 3.03.    Establishment of the Accounts; Deposits Therein.............21
Section 3.04.    Permitted Withdrawals From the Accounts.....................22
Section 3.05.    Distributions...............................................22
Section 3.06.    Statements to Certificateholders............................25
Section 3.07.    Access to Certain Documentation and Information.............29
Section 3.08.    Calculation of Amounts to be Distributed....................29
Section 3.09.    REMIC-Related Covenants.....................................29
Section 3.10.    Allocation of Loss Amounts..................................29

                                   ARTICLE IV

                                THE CERTIFICATES

Section 4.01.    The Certificates............................................30
Section 4.02.    Registration of Transfer and Exchange of Certificates.......32
Section 4.03.    Mutilated, Destroyed, Lost or Stolen Certificates...........34
Section 4.04.    Persons Deemed Owners.......................................34
Section 4.05.    Transfer Restrictions on Residual Certificates..............34

                                    ARTICLE V

                                   THE TRUSTEE

Section 5.01.    Duties of Trustee...........................................36
Section 5.02.    Federal Information Returns and Reports to
                  Certificateholders.........................................37
Section 5.03.    Certain Matters Affecting the Trustee.......................38
Section 5.04.    Trustee Not Liable for Certificates or Pooled Securities....39
Section 5.05.    Trustee May Own Certificates................................40
Section 5.06.    Trustee's Fees; Indemnification of the Trustee..............40
Section 5.07.    Eligibility Requirements for Trustee........................40
Section 5.08.    Resignation and Removal of the Trustee......................41
Section 5.09.    Successor Trustee...........................................42
Section 5.10.    Merger or Consolidation of Trustee..........................42
Section 5.11.    Appointment of Co-Trustee or Separate Trustee...............42

                                   ARTICLE VI

                                   THE SELLER

Section 6.01.    Liability of the Seller.....................................44
Section 6.02.    Merger, Consolidation or Conversion of the Seller...........44
Section 6.03.    Limitation on Liability of the Seller and Others............44
Section 6.04.    Authorization of Seller to Execute Documents................45

                                   ARTICLE VII

                                   TERMINATION

Section 7.01.    Termination.................................................45
Section 7.02.    Additional Termination Requirements.........................47

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.01.    Amendment...................................................48
Section 8.02.    Counterparts................................................49
Section 8.03.    Limitation on Rights of Certificateholders..................49
Section 8.04.    Governing Law...............................................50
Section 8.05.    Notices.....................................................50
Section 8.06.    Severability of Provisions..................................50
Section 8.07.    Successors and Assigns......................................51
Section 8.08.    Article and Section Headings................................51
Section 8.09.    Notices to Rating Agency....................................51
Section 8.10.    Intent of Parties...........................................51
Section 8.11.    Acts of Certificateholders..................................52

         Schedule A -      Pooled Securities
         Exhibit A -       Form of Class A-1 Certificate
         Exhibit B -       Form of Class A-2 Certificate
         Exhibit C -       Form of Class A-3 Certificate
         Exhibit D -       Form of Class A-4 Certificate
         Exhibit E -       Form of Class A-5 Certificate
         Exhibit F -       Form of Class A-6 Certificate
         Exhibit G -       Form of Class A-7 Certificate
         Exhibit H -       Form of Class A-8 Certificate
         Exhibit I -       Form of Class A-9 Certificate
         Exhibit J -       Form of Class R Certificate
         Exhibit K -       Form of Class R Purchaser Affidavit
         Exhibit L -       Related Pooled Securities

          POOLING AGREEMENT, dated as of March 1, 2001 by and between Structured Asset Mortgage Investments Inc., as seller (the "Seller"), and Bank One, National Association, as trustee (the "Trustee").


                              PRELIMINARY STATEMENT

          The Seller intends to cause the formation of Fleet Mortgage Certificate Trust 2001-1 (the "Trust") and the issuance and sale of its Pass-Through Certificates, Series 2001-1 (the "Certificates") representing in the aggregate the entire beneficial ownership of the Trust, the primary assets of which are the Pooled Securities.

          All things necessary to make this Agreement a valid declaration of trust by the Seller in accordance with its terms have been done.

          An election will be made to treat the assets of the trust as a "real estate mortgage investment conduit" ("REMIC") for federal income tax purposes. On March 29, 2001 (the "Startup Day"), each Class of REMIC Regular Certificates will be designated a "regular interest" in the REMIC and the Class R Certificate will represent the "residual interest" in the REMIC.

          In consideration of the premises and the mutual agreements herein contained, the Seller and the Trustee agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01. DEFINED TERMS.

          Whenever used in this Agreement, including the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          ACCRUAL AMOUNT: With respect to any Distribution Date and any related Supplemental Distribution Date and so long as the Class A-1 Certificates are outstanding and no Class A-9 Related Pooled Security Credit Support Depletion Date has occurred, the amount of interest that would have been payable on the Class A-9 Certificates based on their Certificate Rate and the other provisions of this Pooling Agreement, but on the Distribution Date (or related Supplemental Distribution Date) on which the Class A-1 Certificates are paid in full, only so much of such interest as is needed to pay the Certificate Principal Balance of the Class A-1 Certificates in full (after all principal funds otherwise payable to the Class A-1 Certificates have been applied).

          ACQUIRED MORTGAGE ASSET: Any Underlying Mortgage Loan or related Mortgaged Property acquired and to be serviced and administered on behalf and for the benefit of the Trustee, as Pooled Securityholder, and the other holders of the related Underlying Series, all in accordance with the related Underlying Agreements.

          AFFILIATE: With respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling," "controlled by" and "under common control with" have meanings correlative to the foregoing.

          AGREEMENT: This Pooling Agreement and all amendments hereof and supplements hereto.

          BOOK-ENTRY CERTIFICATE: Initially each Certificate other than a Class R Certificate.

          BUSINESS DAY: Any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

          CERTIFICATE: Any certificate, evidencing a beneficial interest in the Trust as executed hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially, with respect to each Class, in the form of Exhibits A through J, hereto, respectively, with all blanks therein appropriately completed.

          CERTIFICATE ACCOUNT: The trust account or accounts, which shall at all times be Eligible Accounts, created and maintained by the Trustee for the benefit of the Certificateholders pursuant to Section 3.03(a). Funds deposited in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in Article III hereof (except that the Trustee shall be entitled to the investment income thereon or other benefit of balances held therein constituting the Trustee Fee).

          CERTIFICATE OWNER: Any Person who is the beneficial owner of a Certificate registered in the name of the Depository or its nominee.

          CERTIFICATE PRINCIPAL BALANCE: With respect to any Class of Certificates the aggregate principal amount of Certificates of such Class outstanding as of any date of determination, which is equal to the Original Certificate Principal Balance for such Class minus the sum of (i) the aggregate of all distributions of principal previously made on such Class of Certificates pursuant to Section 3.05 and (ii) any Loss Amounts allocated to such Class of Certificates on or prior to the immediately preceding Distribution Date or Supplemental Distribution Date, as applicable, plus, in the case of the Class A-9 Certificates, all Accrual Amounts with respect to all Distribution Dates and Supplemental Distribution Dates through the immediately preceding Distribution Date or Supplemental Distribution Date, as applicable. Notwithstanding the foregoing, solely for purposes of giving consents, directions, waivers, approvals, requests and notices, the Class R Certificate after the first Distribution Date on which it receives the distribution of its original principal amount shall be deemed to have a Certificate Principal Balance equal to its Certificate Principal Balance on the day immediately preceding such Distribution Date.

          CERTIFICATE RATE: As to each Class of Certificates, the rate of interest set forth in Section 4.01(c). Any monthly calculations of interest at a stated rate shall be based upon annual interest at such rate divided by 12.

          CERTIFICATE REGISTRAR AND CERTIFICATE REGISTER: Shall each have the meanings provided in Section 4.02.

          CERTIFICATEHOLDER OR HOLDER: As to the Certificates, the person in whose name a Certificate is registered in the Certificate Register, except that, subject to subsections 8.01(b) and 8.11(e), solely for the purpose of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Seller or any Affiliate thereof shall be deemed not to be outstanding and shall not be taken into account for purposes of determining whether the Holders of Certificates evidencing the requisite aggregate Percentage Interest necessary to effect any such consent, approval or waiver has been obtained, unless such Persons collectively own all of the Certificates or all of the Certificates of one or more Classes, if the vote is to be taken by such applicable Class or Classes.

          CLASS: Collectively, all of the Certificates bearing the same designation.

          CLASS A-9 RELATED POOLED SECURITY CREDIT SUPPORT DEPLETION DATE: The Pooled Security Distribution Date on which the Pooled Security Credit Support for any of the Class A-9 Related Pooled Securities is reduced to zero.

          CLASS AVAILABLE FUNDS: With respect to a Distribution Date or Supplemental Distribution Date and a Class (or in the case of the Class A-1 and Class A-9 Certificates, Classes) of Certificates, the aggregate amount on deposit in the Certificate Account with respect to the Related Pooled Securities for which the Pooled Security distribution and the related Pooled Security Distribution Date Information have been received by the Trustee by the related Determination Time exclusive of investment income earned on amounts on deposit in the Certificate Account.

          CLOSING DATE: March 29, 2001.

          CODE: The Internal Revenue Code of 1986, as amended.

          CORPORATE TRUST OFFICE: The corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126, Attention: Global Corporate Trust Services, telephone no. (212) 373-1184, facsimile no. (312) 407-1708.

          DELETED POOLED SECURITY: A Pooled Security replaced by a Substitute Pooled Security.

          DELIVER OR DELIVERY: When used with respect to a Pooled Security or Substitute Pooled Security means:

          (a) with respect to a certificated security delivery thereof in registered form to the Trustee and:

               (i) endorsed to the Trustee or in blank by effective endorsement; or

               (ii) registered in the name of the Trustee;

          (b) with respect to an uncertificated security:

               (i) the delivery of the uncertificated security to the Trustee;
          or

               (ii) the issuer has agreed that it will comply with instructions originated by the Trustee without further consent by the registered owner;

          (c) with respect to any security issued by the U.S. Treasury, Ginnie Mae, Freddie Mac or Fannie Mae that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations:

               (i) a Federal Reserve Bank by book entry credits the book-entry security to the securities account (as defined in 31 CFR Part 357) of a participant (as defined in 31 CFR Part 357) which is also a securities intermediary; and

               (ii) the participant indicates by book entry that the book-entry security has been credited to the Trustee's securities account;

          (d) with respect to a security entitlement:

               (i) the Trustee becomes the entitlement holder; or

               (ii) the securities intermediary has agreed that it will comply with entitlement orders originated by the Trustee without further consent by the entitlement holder;

          (e) for the purpose of clauses (a) and (b) hereof "delivery" means:

               (i) with respect to a certificated security:

                    (A) the Trustee acquires possession thereof;

                    (B) another person (other than a securities intermediary)
               either acquires possession thereof on behalf of the Trustee or, having previously acquired possession thereof, acknowledges that it holds for the Trustee; or

                    (C) a securities intermediary acting on behalf of the
               Trustee acquires possession thereof, only if the certificate is in registered form and has been specially endorsed to the Trustee by an effective endorsement;

               (ii) with respect to an uncertificated security:

                    (A) the issuer registers the Trustee as the registered
               owner, upon original issue or registration of transfer; or

                    (B) another person (other than a securities intermediary)
               either becomes the registered owner thereof on behalf of the Trustee or, having previously become the registered owner, acknowledges that it holds for the Trustee;

          (f) for purposes of this definition, except as otherwise indicated, the following terms shall have the meaning assigned to each such term in the
UCC:

               (i) "certificated security"

               (ii) "effective endorsement"

               (iii) "entitlement holder"

               (iv) "securities account"

               (v) "securities entitlement"

               (vi) "securities intermediary"

               (vii) "uncertificated security"

          (g) in each case of Delivery contemplated herein, the Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

          DEPOSITORY: DTC, the nominee of which is Cede & Co., or any successor thereto.

          DEPOSITORY AGREEMENT: The meaning specified in Subsection 4.01(a) hereof.

          DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          DETERMINATION TIME: With respect to a Pooled Security, 3:00 p.m. on the Business Day preceding a Distribution Date or Supplemental Distribution Date, as applicable.

          DISTRIBUTION DATE: With respect to any month, the Distribution Date shall be the third Business Day after the 25th day (or if the 25th is not a Business Day, the following Business Day) of each month, commencing April 30, 2001. Notwithstanding the foregoing, for certain purposes as provided herein, each Distribution Date shall be deemed to occur in the same month as the immediately preceding Pooled Security Distribution Date (assuming for purposes of calculating the immediately preceding Pooled Security Distribution Date that all calendar days are business days).

          DTC: The Depository Trust Company.

          DTC CUSTODIAN: The Bank One, National Association, or its successors in interest as custodian for the Depository.

          ELIGIBLE ACCOUNT: Any of (i) an account maintained with a federal or state chartered depository institution or trust company, the short-term unsecured debt obligations of which are rated at least, A-1 by Standard & Poor's and F-1 by Fitch (or comparable rating if Standard & Poors and Fitch are not the Rating Agencies) at any time funds are on deposit therein, (ii) a trust account or accounts maintained with the trust department of a federally chartered depository institution or trust company acting in its fiduciary capacity, or
(iii) a trust account or accounts maintained with the trust department of a state chartered depository institution or trust company acting in its fiduciary capacity and subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR ss. 9.10(b).

          ERISA: The Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

          FANNIE MAE: The Federal National Mortgage Association and its successors.

          FINAL DISTRIBUTION DATE: With respect to the Pooled Securities or a Class of Certificates or all of the Certificates, as applicable, the Pooled Security Distribution Date or the Distribution Date (or Supplemental Distribution Date), as applicable, on which the final distribution on the Pooled Securities or on the applicable Class of Certificates or on the last to be paid of the Certificates, as applicable, is to be made in accordance with the related Underlying Agreement or this Agreement, as the case may be.

          FITCH: Fitch, Inc and its successors in interest.

          FREDDIE MAC: The Federal Home Loan Mortgage Corporation and its successors.

          GINNIE MAE: The Government National Mortgage Association and its successors.

          INDEPENDENT: When used with respect to any specified Person, such a Person who (i) is in fact independent of the Seller and any Affiliate of the Seller, (ii) does not have any direct financial interest in the Seller or in any Affiliate of the Seller, and (iii) is not connected with the Seller or any Affiliate of the Seller as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          INTEREST ACCRUAL PERIOD: With respect to each Distribution Date, the month preceding the month in which a Distribution Date is deemed to occur pursuant to the definition of Distribution Date.

          INVESTMENT COMPANY ACT: The Investment Company Act of 1940, as amended from time to time, and the rules and regulations promulgated thereunder.

          LOSS AMOUNT: With respect to a Distribution Date or a Supplemental Distribution Date and a Class of Certificates or in the case of the Class A-1 and Class A-9 Certificates both such Classes, an amount equal to the Realized Losses allocated to the Related Pooled Securities for which both the Pooled Security distribution and the related Pooled Security Distribution Date Information have been received by the Trustee by the applicable Determination Time.

          MAJORITY CERTIFICATEHOLDERS: The Holders of Certificates evidencing in the aggregate greater than 50% of the aggregate Percentage Interests of all the Certificates.

          MAJORITY CLASS CERTIFICATEHOLDERS: For any Class, the Holders of Certificates evidencing in the aggregate greater than 50% of the aggregate Percentage Interests of all the Certificates of such Class.

          MORTGAGE: With respect to any Underlying Mortgage Loan, any mortgage, deed of trust or other similar instrument securing the related Mortgage Note and creating a lien on the related Mortgaged Property.

          MORTGAGE LOANS: One- to four-family, conventional, fixed-rate, first and second lien mortgage loans or cooperative loans secured by shares in cooperative corporations.

          MORTGAGE LOAN INFORMATION DATE: March 1, 2001.

          MORTGAGE NOTE: The original executed note evidencing the indebtedness of the Mortgagor under an Underlying Mortgage Loan, together with any rider, addendum or amendment thereto.

          MORTGAGED PROPERTY: The real property subject to the lien of a Mortgage.

          MORTGAGOR: The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired a Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

          NOTICE OF FINAL DISTRIBUTION: With respect to the Pooled Securities, any notice provided pursuant to the related Underlying Agreement to the effect that final distribution on a Pooled Security shall be made only upon presentment and surrender thereof. With respect to a Class of Certificates, the notice to be provided pursuant to Section 7.01(c) to the effect that final distribution on such Class of Certificates shall be made only upon presentment and surrender thereof.

          OFFICERS' CERTIFICATE: A certificate signed by the Chairman of the Board, the President, a Senior Vice President, a Vice President or an Assistant Vice President and by the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Seller or the Trustee, as required by this Agreement.

          OPINION OF COUNSEL: A written opinion of counsel, who may be counsel for the Seller, which opinion is addressed to the Trustee and is reasonably acceptable to the Trustee.

          ORIGINAL CERTIFICATE PRINCIPAL BALANCE: The aggregate principal balance of any Class of Certificates as of the Closing Date as set forth in
Section 4.01(c).

          OTHER POOLED SECURITY DISTRIBUTION DATE INFORMATION: With respect to a Pooled Security Distribution Date and the related Pooled Security for which a Pooled Security Distribution Date Statement has not been received by the Trustee, information obtained by the Trustee by such means as the Trustee deems reliable, including by telephone, fax or other electronic means, constituting all information with respect to such Pooled Security necessary to calculate the distribution to be made on the Certificates with respect to such Pooled Security.

          PERCENTAGE INTEREST: With respect to each Class of Certificates and any Certificate in such Class, the portion of such Class represented by such Certificate, expressed as a percentage, the numerator of which is the initial outstanding principal amount of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Original Certificate Principal Balance for such Class. With respect to all Classes of Certificates, or more than one Class of Certificates, and any Certificate of any Class, the portion of all Certificates or of the applicable Classes represented by such Certificate expressed as a percentage, the numerator of which is the current principal amount of such Certificate, and the denominator of which to the sum of the Certificate Principal Balances of all Classes of Certificates or of the applicable Classes.

          PERMITTED INVESTMENTS: Any one or more of the following obligations or securities:

     (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

     (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars issued by, any depository institution or trust company (including the Trustee or any agent of the Trustee, acting in its respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) have a credit ratings of "A-1" and "F-1" from S&P and Fitch;

     (iii) repurchase obligations with respect to any security described in clause (i) above where such security has a remaining maturity of one year or less and where such repurchase obligation has been entered into with a depository institution or trust company (acting as principal) described in clause (ii) above;

     (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which securities are rated "AAA" by the Rating Agencies, at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust to exceed 10% of the sum of the aggregate outstanding principal balance of all Pooled Securities and the aggregate principal amount of all Permitted Investments in the Certificate Account;

     (v) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available, provided that such commercial paper shall have a remaining maturity of not more than 30 days;

     (vi) certificates or receipts representing ownership interests in future principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian on behalf of the holders of such receipts;

     (vii) money market funds which are rated by each Rating Agency at the time at which the investment is made in its highest long-term rating category, any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth in the Certificates or this Agreement; and

     (viii) any other demand, money market or time deposit obligation, or interest bearing security or investment as may be acceptable to the Rating Agencies (written confirmation of which shall be furnished to the Trustee);

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

          PERSON: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          PHYSICAL CERTIFICATE: The Class R Certificate.

          POOLED SECURITY: The 84 mortgage-backed securities sold by the Seller to, and registered in the name of or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly set forth on Schedule A attached hereto as it may be amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pool Securities and including from and after the date of substitution any Substituted Pooled Securities).

          POOLED SECURITY CREDIT SUPPORT: With respect to each Pooled Security the amount of credit support for such Pooled Security, expressed as the percentage that such credit support, if any, represents of the aggregate scheduled principal balances of the Underlying Mortgage Loans.

          POOLED SECURITY DISTRIBUTION DATE: With respect to each of the Pooled Securities, the 25th day (or if such day is not a business day, as defined in the relevant Underlying Agreement, the following business day) of each month.

          POOLED SECURITY DISTRIBUTION DATE INFORMATION: With respect to any Pooled Security for which the related Pooled Security Distribution Date Statement is available, such Pooled Security Distribution Date Statement, and with respect to any Pooled Security for which the related Pooled Security Distribution Date Statement is not available, the related Other Pooled Security Distribution Date Information.

          POOLED SECURITY DISTRIBUTION DATE STATEMENT: Each report provided monthly to holders of Pooled Securities in connection with each Pooled Security Distribution Date pursuant to the related Underlying Agreement.

          POOLED SECURITY INFORMATION DATE: With respect to each Pooled Security, the related February 2001 Pooled Security Distribution Date.

          POOLED SECURITY INTEREST RATE: The stated interest rate payable on each Pooled Security, as indicated in the related Pooled Security Distribution Date Information or if a portion of a Pooled Security is included in a group of Related Pooled Securities or if a weighted average of the Pooled Security Interest Rates is being determined with respect to Class A-6 and Class A-8 Certificates, the effective interest rate based on the portion of the interest and portion of principal of each Related Pooled Security in the group of Related Pooled Securities as set forth on Exhibit L.

          POOLED SECURITY PRINCIPAL BALANCE: The amount or percentage calculated based on the aggregate outstanding Pooled Security principal balance, as reported by the Underlying Trustee or Underlying Servicer of such Pooled Securities following the Pooled Security Distribution Dates relating to the March 2001 Pooled Security Distribution Date Statements, after giving effect to distributions made on the Pooled Securities on or prior to such dates.

          POOLED SECURITYHOLDER: With respect to Pooled Securities in physical form, the registered holder of the Pooled Securities, which following the execution and delivery of this Agreement by the parties hereto and registration on the books of the applicable trustee with respect to the Underlying Series, shall be the Trustee for the benefit of the Certificateholders and with respect to Pooled Securities in book-entry form, the Trustee or its Depository Participant for the benefit of the Certificateholders.

          RATING AGENCIES: Standard & Poors and Fitch or their successors. If either or both of such agencies or their successors are no longer in existence, "Rating Agencies" shall be deemed to refer to the remaining nationally recognized statistical rating agency, or, in the event that both Standard & Poors and Fitch and their respective successors are no longer in existence, other comparable Persons, designated by the Seller, notice of which designation shall be given to the Trustee and the Seller, and specific ratings of Standard & Poors and Fitch shall be deemed to refer to the equivalent ratings of the Persons so designated.

          REALIZED LOSS: A loss incurred on a defaulted Underlying Mortgage Loan, as reported on the related Pooled Security Distribution Date Statement.

          RECORD DATE: With respect to any Distribution Date, the last Business Day of the month preceding the month in which such Distribution Date occurs; provided, however, that for this purpose the Distribution Date is deemed to occur on the 28th day of each month, without regard to whether such day is a Business Day.

          RELATED POOLED SECURITIES OR RELATED GROUP OF POOLED SECURITIES: With respect to each Class of Certificates, except with respect to the Class A-1 and Class A-9 Certificates, both such Classes, the Pooled Securities or portions thereof (including differing portions of principal and interest thereon) set forth on Exhibit L under the name of such Class or Classes.

          REMIC: A real estate mortgage investment conduit, as defined in the Code, and the assets of the Trust designated as a REMIC consisting of the Pooled Securities, the Certificate Account and the proceeds thereof.

          REMIC OPINION: A written opinion of counsel, acceptable to the Trustee, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause the assets of the Trust as to which a REMIC election has been made to fail to qualify as a REMIC while any regular interest in such REMIC is outstanding, (ii) result in a tax on prohibited transactions or (iii) constitute a taxable contribution after the Startup Day.

          REMIC PROVISIONS: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

          REMIC REGULAR CERTIFICATES: Each Class of Certificates other than the Residual Certificate.

          REPURCHASE PRICE: In connection with the repurchase of a Pooled Security pursuant to Section 2.03A or 7.01(a)(i), a price equal to the outstanding principal balance of the Pooled Security as of the date of repurchase, plus interest thereon at the applicable Pooled Security Interest Rate through the next succeeding Pooled Security Distribution Date unless the repurchase is made on a Pooled Security Distribution Date, then interest through such date, net of interest received by the Trust on such Pooled Securities on such Date.

          RESIDUAL CERTIFICATE: The Class R Certificate.

          RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer of the Trustee assigned to and working in its Corporate Trust Office or similar group administering the Trusts hereunder and also, with respect to a particular matter, any other officer of the Trustee to whom a particular matter is referred by the Trustee because of such officer's knowledge of and familiarity with the particular subject.

          SELLER: Structured Asset Mortgage Investments Inc., a Delaware Corporation, or its successor in interest.

          SINGLE CERTIFICATE: A Certificate with an original Certificate Balance of $1,000.

          STANDARD & POOR'S: Standard & Poor's Rating Service, a division of The McGraw-Hill Companies, Inc. and its successors in interest.

          SUBSTITUTE POOLED SECURITIES: One or more pass-through mortgage related securities tendered to the Trustee pursuant to Section 2.04, issued by the same Person as the Deleted Pooled Security or by Ginnie Mae, Fannie Mae or Freddie Mac, which meet the following criteria, (i) the Substitute Pooled Securities have a fixed interest rate no lower than the Pooled Security Interest Rate of the Deleted Pooled Security being substituted for, (ii) the sum of the outstanding principal amounts of the Substitute Pooled Securities equals the sum of the outstanding principal amounts of the Deleted Pooled Securities being substituted for and (iii) for any Pooled Security being substituted for, the Substitute Pooled Securities (a) as of the date of substitution, have Underlying Mortgage Loans with a weighted average gross coupon no more than 50 basis points below or no more than 50 basis points above the weighted average gross coupon of the Underlying Mortgage Loans relating to the Deleted Pooled Security, (b) have Underlying Mortgage Loans consisting of conventional, fixed rate, one- to four-family, fully amortizing, level payment, first lien mortgage loans with original maturities of up to 30 years, (c) if not issued by Ginnie Mae, Fannie Mae or Freddie Mac, are rated as of the date of substitution in at least the same rating category by a nationally recognized statistical rating agency, (d) the inclusion of which in the Trust will not result in a withdrawal or downgrading in the rating assigned to the Certificates by the Rating Agencies, written confirmation of which shall be provided by the Rating Agencies to the Trustee and (e) will not cause the REMIC to lose its status as a REMIC for federal income tax purposes as indicated in an Opinion of Counsel to be provided to the Trustee.

          SUPPLEMENTAL DISTRIBUTION DATE: If the Trustee has not received a distribution on or the Pooled Security Distribution Date Information with respect to, a Pooled Security by the Determination Time with respect to a Distribution Date, the distribution allocable to such Pooled Security will not be made on the immediately following Distribution Date, but, if such distribution and such Pooled Security Distribution Date Statement are received by 3:00 p.m. on the fifth Business Day after such Determination Time, the Trustee will make the distribution on the sixth Business Day after the Determination Time. Each such date is referred to as a Supplemental Distribution Date.

          TAX MATTERS PERSON: The meaning specified in Section 5.02(b) and, initially, the holder of the Residual Certificate.

          TRUSTEE: Bank One, National Association, in its capacity as trustee, or its successor in interest.

          TRUSTEE FEE: With respect to each month, a fee or agreed compensation equal to all of the reinvestment income on or other benefit derived from amounts deposited into the Certificate Account through the related Distribution Date, or if there is to be a related Supplemental Distribution Date, through such Supplemental Distribution Date.

          TRUST: The segregated pool of assets subject hereto, constituting the corpus of the trust created hereby and to be administered hereunder, which shall be known as Fleet Mortgage Certificate Trust 2001-1, consisting of:

          (i) the Pooled Securities;

          (ii) all amounts payable on the Pooled Securities following the Pooled Security Information Date pursuant to the Underlying Agreements;

          (iii) the Certificate Account and such funds or assets as are from time to time deposited therein;

          (iv) the deposit made pursuant to Section 2.01(a); and

          (v) the income, payments and proceeds of each of the foregoing.

          UCC: The Uniform Commercial Code as in effect from time to time (including any amendments thereto) in the applicable jurisdiction.

          UNDERLYING AGREEMENTS: The agreements pursuant to which the related Pooled Securities were issued, as in effect on the Closing Date.

          UNDERLYING MORTGAGE LOANS: The Mortgage Loans in which a Pooled Security evidences a beneficial ownership interest.

          UNDERLYING SERIES: Each series of securities which includes one or more classes of Pooled Securities, as set forth on Schedule A hereto.

          UNDERLYING EVENT OF DEFAULT: An event of default under an Underlying Agreement.


                                   ARTICLE II

                      CONVEYANCE OF THE POOLED SECURITIES;
                        ORIGINAL ISSUANCE OF CERTIFICATES


          Section 2.01. CONVEYANCE OF THE POOLED SECURITIES.

          (a) The Seller, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set-over and otherwise convey to the Trustee, in trust, for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Seller in and to (i) the Pooled Securities, (ii) a cash amount of $100.50 for deposit into the Certificate Account and (iii) all other assets constituting the Trust. Such assignment includes, without limitation, all amounts payable on the Pooled Securities pursuant to the Underlying Agreements following the Pooled Security Information Date or, with respect to Substitute Pooled Securities, following the date of substitution.

          (b) In connection with such transfer and assignment, and concurrently with its execution and delivery of this Agreement, or, with respect to Substitute Pooled Securities, on the date of substitution, the Seller shall Deliver the Pooled Securities to the Trustee, as trustee. To the extent available, the Seller also shall provide the Trustee no later than the Closing Date or, with respect to Substitute Pooled Securities, on the date of substitution, the offering documents with respect to each Pooled Security and the most recent Pooled Security Distribution Date Statement received by the Seller.

          (c) The transfer of the Pooled Securities and all other assets constituting the Trust is absolute and is intended by the parties hereto as a sale.

          (d) It is intended that the conveyances by the Seller to the Trustee of the Pooled Securities as provided for in this Section 2.01 be construed as a sale by the Seller to the Trustee of the Pooled Securities for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Pooled Securities by the Seller to the Trustee to secure a debt or other obligation of the Seller. However, in the event that the Pooled Securities are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Pooled Securities, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Seller to the Trustee of a security interest in all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (1) the Pooled Securities, (2) all amounts payable pursuant to the Pooled Securities in accordance with the terms thereof, (3) the cash deposit being made on the Closing Date pursuant to Section 2.01(a) and (4) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held in the Certificate Account, whether in the form of cash, instruments, securities or other property; (c) the possession or control by the Trustee or any agent of the Trustee of such items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession or control by the secured party," for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction and
(d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

          (e) The Seller and the Trustee, at the direction of the Seller or the Majority Certificateholders, and at the expense of the Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be determined to be necessary to ensure that, if this Agreement were deemed to create a security interest in the Pooled Securities, and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

          (f) The Seller agrees to provide to the Trustee promptly following receipt copies of each Pooled Security Distribution Date Statement received by it or any of its affiliates as the prior holder of the Pooled Securities.

          Section 2.02. ACCEPTANCE OF TRUST BY TRUSTEE; INITIAL ISSUANCE OF CERTIFICATES.

          The Trustee acknowledges (i) the receipt by it of the Pooled Securities, in good faith and without notice of any adverse claim, (ii) the receipt by it of $100.50 for deposit into the Certificate Account and (iii) the assignment to it of all other assets included in the Trust and declares that it holds and will hold the Pooled Securities and all other assets included in the Trust in trust for the exclusive use and benefit of all present and future Certificateholders (except also for its benefit in the case of the investment income or other benefit on funds in the Certificate Account to which it is entitled hereunder as the Trustee Fee) in accordance with the terms of this Agreement. Concurrently with such transfer, delivery and assignment and in exchange therefor, pursuant to the written request of the Seller executed by an officer of the Seller, the Trustee has executed and caused to be countersigned and delivered to or upon the order of the Seller, the Certificates in authorized denominations evidencing the entire beneficial ownership of the Trust. The Seller agrees to promptly provide to the Trustee copies of the offering documents with respect to the Pooled Securities and to the extent available, the March 2001 Pooled Security Distribution Date Statements.

          The Trustee shall, with respect to Substitute Pooled Securities, within three Business Days of the date of substitution, Deliver to the applicable trustee for reregistration in the name of the Trustee, as trustee hereunder, each Pooled Security delivered to it in physical form along with all documents required to effect a transfer to the Trustee.

          Until the Trust is terminated in accordance with Section 7.01, except as provided herein, the Trustee shall not assign, sell, dispose of or transfer any interest in the Pooled Securities or any other asset constituting the Trust or permit the Pooled Securities or any other asset constituting the Trust to be subjected to any lien, claim or encumbrance arising by, through or under the Trustee or any person claiming by, through or under the Trustee.

          Section 2.03. REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE TRUSTEE.

          (a) The Seller hereby represents and warrants to the Trustee and for the benefit of the Certificateholders, that:

               (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Seller is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Seller's business as presently conducted or on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

               (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

               (iii) The Seller has the full right, power and authority to enter into and consummate all transactions contemplated by this Agreement, including but not limited to selling and effecting Delivery of the Pooled Securities to the Trustee, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

               (iv) This Agreement, assuming due authorization, execution and delivery by the Trustee, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller;

               (vi) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller which, if determined adversely to the Seller, would prohibit the Seller from entering into this Agreement or is likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller;

               (vii) The Seller was, immediately prior to the transfer of the Pooled Securities to the Trustee, the sole owner thereof free and clear of any lien, pledge, charge or encumbrance of any kind created by the Seller (except any lien created by this Agreement);

               (viii) The Seller acquired the Pooled Securities in good faith without notice of any adverse claim, lien, charge, encumbrance or security interest (including without limitation, federal tax liens or liens arising under ERISA);

               (ix) The Seller has not assigned any interest in the Pooled Securities or any distributions thereon, except as contemplated herein;

               (x) The Trustee, in its capacity as a Pooled Securityholder, will be entitled to distributions under the Underlying Agreements equal to all distributions of interest and principal made on the Pooled Securities on or after April 25, 2001; and

               (xi) The information contained in Schedule A hereto is true and correct.

          (b) The Trustee hereby represents and warrants to the Seller and for the benefit of the Certificateholders, as of the Closing Date, that:

               (i) The Trustee is a national banking association, duly organized and validly existing under the laws of the United States of America;

               (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

               (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

               (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, or applicable state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee;

               (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee; and

               (vii) The Pooled Securities in book entry form are recorded on the books of Bank One, National Association as financial intermediary on behalf of the Trustee; the information relating to the Pooled Securities set forth on Schedule A hereto conforms to such records and to the most recent Pooled Security Distribution Date Statements; the Trustee has acquired the Pooled Securities on behalf of the Certificateholders from the Seller in good faith, for value, and, to the best of the Trustee's knowledge (but without investigation), without notice or actual knowledge of any adverse claim, lien, charge, encumbrance or security interest (including, without limitation, federal tax liens or liens arising under ERISA); it has not and will not, in any capacity, assert any adverse claim or interest in the Pooled Securities and will hold such Pooled Securities and the proceeds thereof in trust pursuant to the terms of this Agreement; and it has not encumbered or transferred its right, title or interest in the Pooled Securities.

          Section 2.03A. CURE OR REPURCHASE OBLIGATIONS.

          Upon discovery by either party hereto of a breach of any of the representations and warranties set forth in Section 2.03(a) which materially and adversely affects the interests of the Certificateholders, the party discovering such breach will give prompt written notice thereof to the other party hereto. Within thirty (30) days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty contained in Section 2.03(a) that materially and adversely affects the interests of the Certificateholders, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall repurchase each Pooled Security affected by the breach, at the Repurchase Price; provided that the Seller shall alternatively at its option substitute one or more Substitute Pooled Securities for the Pooled Security affected by the breach pursuant to Section 2.04. If the Seller is to repurchase Pooled Securities, the Trustee shall promptly determine the Repurchase Price in accordance with the definition thereof. Repurchase of any of the Pooled Securities pursuant to this Section 2.03A shall be accomplished by (i) deposit in the Certificate Account on the Business Day prior to the next succeeding Distribution Date of the amount of the Repurchase Price and (ii) amending Schedule A hereto to remove the related Deleted Pooled Securities.

          Section 2.04. SUBSTITUTION OF POOLED SECURITIES. Notwithstanding anything to the contrary in this Agreement, in lieu of repurchasing a Pooled Security pursuant to Section 2.03A, the Seller may, no later than the date by which such repurchase would otherwise be required, tender to the Trustee one or more Substitute Pooled Securities accompanied by an Officer's Certificate of the Seller that each of such Substitute Pooled Securities conforms to the requirements set forth in the definition of "Substitute Pooled Security" and that the substitution thereof is authorized by this Agreement; provided, however, that substitution pursuant to this Section 2.04 in lieu of repurchase shall not be permitted after the termination of the two-year period beginning on the Closing Date. The Trustee shall accept any such Substitute Pooled Security, which shall thereafter be deemed to be a Pooled Security hereunder. In the event of such a substitution, payments received on the Substitute Pooled Security for the month in which the substitution occurs shall be the property of the Seller and payments received on the Deleted Pooled Securities during such month shall be the property of the Trust. Upon acceptance of any Substitute Pooled Security, the Trustee shall release to the Seller and shall execute and deliver all instruments of transfer or assignment, without recourse, in form as provided to it as are necessary to vest in the Seller title to and rights under the related Deleted Pooled Security released pursuant to this Section 2.04. The Seller shall deliver the documents related to any Substitute Pooled Security in accordance with the provisions of Section 2.01. The representations and warranties set forth in Section 2.03(a) concerning the Pooled Securities shall be deemed to have been made by the Seller with respect to each Substitute Pooled Security as of the date of acceptance of such Substitute Pooled Security by the Trustee. On or prior to the date of substitution, the Trustee shall amend Schedule A and Exhibit L hereto, to reflect such substitution and shall provide a copy of such amended Schedule and Exhibit to the Seller and the Rating Agencies.

                                   ARTICLE III

                    ADMINISTRATION OF THE POOLED SECURITIES;
                   PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS


          Section 3.01. ADMINISTRATION OF THE TRUST AND THE POOLED SECURITIES.

          If at any time the Trustee, as a holder of a Pooled Security, is requested in such capacity, whether by a Certificateholder, a holder of a certificate of an Underlying Series or a party to the related Underlying Agreement or any other Person, to take any action or to give any consent, approval or waiver, including without limitation in connection with the servicing and administration of Acquired Mortgage Assets, an amendment of any Underlying Agreement or the occurrence of an Underlying Event of Default, the Trustee shall promptly notify the Seller and all of the holders of the Certificates as to which such Pooled Security is a Related Pooled Security of such request and shall, in its capacity as a holder of Pooled Securities, take such action in connection with the exercise and/or enforcement of any rights and/or remedies available to it in such capacity with respect to such request as the Majority Certificateholders of the applicable Class or Classes (voting together) shall direct in writing. The Trustee shall promptly furnish to the Seller and, upon the written request and at the expense of a Certificateholder, such Certificateholder, and will make available to each Certificateholder, all notices, statements, reports or other information that it receives as holder of the Pooled Securities, including without limitation information regarding the Underlying Mortgage Loans and any Acquired Mortgage Assets.

          Section 3.02. COLLECTION OF MONIES.

          (a) In connection with its receipt of any distribution on the Pooled Securities on any Pooled Security Distribution Date (or such later date on which the Trustee shall receive the related Pooled Security Distribution Date Statement), the Trustee shall review each related Pooled Security Distribution Date Statement delivered to it and shall confirm that the aggregate amount of such distribution received is consistent with the information contained therein (it being understood that the Trustee shall be entitled to rely on the accuracy and correctness of the information set forth on such statements).

          If the Trustee shall gain actual knowledge of any Underlying Event of Default, the Trustee shall promptly notify the applicable Certificateholders and the Seller of such occurrence and such parties shall proceed in accordance with the terms and conditions of Section 3.01.

          (b) If a Responsible Officer of the Trustee receives a Notice of Final Distribution in respect of any of the Pooled Securities, the Trustee shall present and surrender any related Pooled Securities which are in certificated form for final payment thereon in accordance with the terms and conditions of the related Underlying Agreement and such notice. The Trustee shall promptly deposit in the Certificate Account the final distribution received upon presentation and surrender of such Pooled Securities for distribution in accordance with Section 3.05 hereof on the next succeeding Distribution Date.

          Section 3.03. ESTABLISHMENT OF THE CERTIFICATE ACCOUNT; DEPOSITS THEREIN.

          (a) The Trustee, for the benefit of the Certificateholders, shall establish and maintain one or more accounts (collectively, the "Certificate Account"), each of which shall be an Eligible Account, entitled "Bank One, National Association, as trustee for the registered holders of Fleet Mortgage Certificate Trust 2000-1, Pass-Through Certificates, Series 2001-1," held in trust by the Trustee for the benefit of the Certificateholders. The Trustee shall cause the $100.50 cash deposit received on the Closing Date and all distributions received on the Pooled Securities by the Trustee in its capacity as holder of the Pooled Securities, from whatever source, and all amounts received by it representing payment of a Repurchase Price pursuant to Section 2.03A or 7.01(a)(i), subsequent to the Closing Date to be deposited directly into the Certificate Account. The Certificate Account is initially located at the Trustee. The Trustee shall give notice to the Seller and to Certificateholders of any new location of the Certificate Account prior to any change thereof.

          (b) In the event that payments in respect of the Pooled Securities are received by the Trustee prior to the related Distribution Date, the Trustee may invest such funds deposited in the Certificate Account in one or more Permitted Investments held in the name of the Trustee, or hold such funds on deposit uninvested, and shall receive as compensation, the investment income earned on such Permitted Investments or any other benefit from holding such funds uninvested as the Trustee Fee. Notwithstanding the foregoing, no such Permitted Investment may mature later than the day before such related Distribution Date and Supplemental Distribution Date and no such investment shall be sold prior to its maturity date. The amount of any net losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Trustee out of its own funds immediately as realized.

          (c) With respect to the Certificate Account and the funds deposited therein, the Trustee shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ss. 92a(e), if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

          Section 3.04. PERMITTED WITHDRAWALS FROM THE ACCOUNTS

          (a) The Trustee may from time to time withdraw funds from the Certificate Account for the following purposes:

               (i) to make distributions in the amounts and in the manner provided for in Section 3.05;

               (ii) to pay to the Person entitled thereto any amount deposited in the Certificate Account in error; and

               (iii) to clear and terminate the Certificate Account upon the termination of this Agreement.

          (b) On each Distribution Date and Supplemental Distribution Date, the Trustee shall withdraw all funds from the Certificate Account and shall use such funds withdrawn from the Certificate Account only for the purposes described in this Section 3.04 and in Section 3.05.

          Section 3.05. DISTRIBUTIONS.

          (a) (i) On each Distribution Date and Supplemental Distribution Date, the Trustee shall be entitled to withdraw and retain all investment income as its Trustee Fee and shall apply the Class Available Funds on deposit in the Certificate Account as of such Distribution Date or Supplemental Distribution Date in the following manner and order of priority:

               (A) from amounts with respect to interest received on the Related Pooled Securities, to the Holders of each Class of Certificates as distributions of interest, an amount up to interest for the applicable Class accrued at the applicable per annum Certificate Rate during the Interest Accrual Period preceding such Distribution Date on its Certificate Principal Balance immediately prior to such Distribution Date (aggregating on any Supplemental Distribution Dates amounts being paid with those paid as accrued interest on the Distribution Date) and any accrued but unpaid interest from the prior month; provided that so long as the Class A-9 Related Pooled Security Credit Support Depletion Date has not occurred, all interest otherwise payable to the Class A-9 Certificates (i.e., the Accrual Amount) shall be paid to the Class A-1 Certificates as principal and an amount equal to such Accrual Amount shall be added to the Certificate Principal Balance of the Class A-9 Certificates;

               (B) from amounts with respect to principal received on the Related Pooled Securities, to the holders of the applicable Class of Certificates as distributions of principal, until the Certificate Principal Balance of such Class has been reduced to zero; provided that so long as the Class A-9 Related Pooled Security Credit Support Depletion Date has not occurred, all principal from the Related Pooled Securities shall be distributed as principal to the Class A-1 Certificates until their Certificate Principal Balance has been reduced to zero and thereafter to the Class A-9 Certificates until their Certificate Principal Balance has been reduced to zero, and if the Class A-9 Related Pooled Security Credit Support Depletion Date has occurred, commencing with the immediately following Distribution Date, all principal from the Related Pooled Securities shall be allocated between the Class A-1 and Class A-9 Certificates based upon their respective Certificate Principal Balances; and

               (C) on the Distribution Date on which all Classes of Certificates, other than the Residual Certificates, have been paid in full, any amounts remaining in the Certificate Account (other than investment income payable to the Trustee) after payment of interest and principal, as described above to Certificateholders of all such Classes will be distributed to the Holder of the Class R Certificate.

          (ii) Notwithstanding the foregoing, if the interest rate on the CWMBS, Inc. Alternative Loan Trust 1998-4 Mortgage Pass-through Certificates, Series 1998-12, Class II A2, Pooled Security ("CWALT 98-04") (which is a Related Pooled Security to the Class A-3 Certificates) is increased in accordance with its terms to a rate which exceeds 6.50% per annum, any interest in excess of interest at a per annum rate of 6.50% received by the Trustee shall be distributed to the Holder of the Class R Certificates.

          (iii) On the initial Distribution Date, the Trustee shall distribute the cash deposit made on the Closing Date by the Seller pursuant to Section 2.01(a) to the Holder of the Class R Certificate in payment of the entire Certificate Principal Balance of the Class R Certificate and accrued interest thereon.

          If the Trustee has not received a distribution on, or the Pooled Security Distribution Date Information with respect to, the Pooled Securities by the Determination Time with respect to a Supplemental Distribution Date, such distribution will be made on the next succeeding Distribution Date, and no additional interest will be paid thereon. Similarly, if a distribution is made on a Supplemental Distribution Date rather than on a Distribution Date, no additional interest will be paid thereon.

          (b) For purposes of calculating interest on each Class of Certificates, distributions of principal, allocations of Loss Amounts and additions of Accrual Amounts to the Certificate Principal Balance of the Class A-9 Certificates shall be deemed to have been distributed, allocated or added, respectively, on the Distribution Date irrespective of whether any such event really occurred on a Supplemental Distribution Date.

          (c) All distributions made to Certificateholders of a Class pursuant to Section 3.05(a) on each Distribution Date or Supplemental Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based upon their respective Percentage Interests and, except in the case of the final distribution to the Certificateholders, shall be made to the Holders of record on the related Record Date. Any addition of Accrual Amounts to the Certificate Principal Balance of the Class A-9 Certificates shall similarly be allocated pro rata among the outstanding Class A-9 Certificates based upon their respective Percentage Interests. Distributions to any Certificateholder on any Distribution Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing (which wiring instructions may be in the form of a standing order applicable to all future Distribution Dates) no less than five Business Days prior to the related Record Date (or, in the case of the initial Distribution Date, no later than the related Record Date) and is the registered owner of Certificates with an aggregate initial Certificate Principal Balance of not less than $1,000,000, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final distribution to each Certificateholder will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

          (d) Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or the accrual of original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from payments to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

          (e) The Trustee may conclusively rely on the information set forth in the Pooled Security Distribution Date Information in making the calculations called for in this Section 3.05, including, without limitation, the determinations of the interest and principal to be paid on each Class of Certificates. If the information available to the Trustee in any Pooled Security Distribution Date Information is insufficient to make the calculations provided for in this Section 3.05, the Trustee shall promptly request the underlying trustee with respect to the Pooled Securities to provide sufficient information in writing, and after receipt of such information the Trustee shall make on the following Distribution Date any necessary adjustments in the application of amounts in the Certificate Account. If such information is not timely received from such underlying trustee, the Trustee shall not be responsible for making any such adjustment.

          Section 3.06. STATEMENTS TO CERTIFICATEHOLDERS.

          (a) On each Distribution Date, the Trustee shall prepare and shall make available to each Certificateholder, the Seller and the Rating Agencies a statement setting forth:

               (i) the Class Available Funds for such Distribution Date separately stating available interest, and available principal;

               (ii) the amount of interest being distributed on each Class of Certificates for such Distribution Date and the Certificate Rates constituted thereby;

               (iii) the Accrual Amount for the Class-9 Certificates;

               (iv) the amount of reinvestment income distributed to the Trustee;

               (v) the amount of principal being distributed on each Class of Certificates for such Distribution Date including for the Class A-1 Certificates the Accrual Amount with respect to the Class A-9 Certificates;

               (vi) the Loss Amounts allocated to the Classes of Certificates on such Distribution Date and since the Closing Date;

               (vii) the Certificate Principal Balances for each Class of Certificates before and after applying payments and allocating the Loss Amount on such Distribution Date;

               (viii) the aggregate Pooled Security Principal Balance of the Related Pooled Securities for each Class of Certificates immediately following the second preceding Pooled Security Distribution Dates; and

               (ix) the aggregate Pooled Security Principal Balance of the Related Pooled Securities for each Class of Certificates immediately following the immediately preceding Pooled Security Distribution Dates.

          In the case of the information furnished pursuant to clauses (ii),
(iii) and (v) above, the amounts shall also be expressed as a dollar amount per Single Certificate. The Trustee's responsibility for reporting the above information is limited to the availability, timeliness, and accuracy of the information set forth in the related Pooled Security Distribution Date Statements and any additional written information requested by the Trustee with respect to the Pooled Securities. If the Trustee receives any such additional information after preparing a statement required by this Section, the Trustee shall report the related adjustments in the statement prepared after receipt of such information.

          On each Supplemental Distribution Date, the Trustee will prepare and make available to each Certificateholder, the Rating Agencies and to the Seller a statement setting forth (i) the same information provided with respect to Distribution Dates described above but with respect to the Supplemental Distribution Date and (ii) the aggregate of each such amount for both the Supplemental Distribution Date and the immediately preceding Distribution Date including the new Certificate Rates constituted by the amount of interest being distributed on each Class of Certificates for such Supplemental Distribution Date and the immediately preceding Distribution Date.

          (b) The Trustee shall prepare and make available to Certificateholders, the Rating Agencies and the Seller, based on and to the extent of the information so furnished to it in the Pooled Security Distribution Date Information, no later than five Business Days following each Distribution Date or if there will be a Supplemental Distribution Date following the Distribution Date, no later than three Business Days following the Supplemental Distribution Date, the following information which shall be presented separately for each group of Related Pooled Securities:

               (i) For each Pooled Security with an amount of monthly distribution to be included in the payment on the Certificates on the related Distribution Date or Supplemental Distribution Date, and to the extent reported in the related Pooled Security Distribution Date
          Information:

               (A) the Pooled Security Principal Balance of such Pooled Security or portion thereof included as part of the group of Related Pooled Securities before and after the related Pooled Security Distribution Date, which date shall be specified;

               (B) the Pooled Security Interest Rate, the effective Pooled Security Interest Rate and interest shortfalls net of compensating interest expressed as per annum rates borne by such Pooled Security or portion thereof included as part of the Related Group of Pooled Securities with respect to the related Pooled Security Distribution Date;

               (C) the amount of interest distributed on such Pooled Security or portion thereof included as part of the Related Group of Pooled Securities on the related Pooled Security Distribution Date, as well as any amount by which the amount of interest scheduled to be distributed on such Pooled Security or portion thereof included as part of the Related Group of Pooled Securities on such Pooled Security Distribution Date exceeded the amount of interest actually distributed thereon;

               (D) all Realized Losses incurred on the Underlying Mortgage Loans on the related Pooled Security Distribution Date, since the date of issuance of such Pooled Security and since the Mortgage Loan Information Date;

               (E) all Realized Losses allocated to the Pooled Security or portion thereof included as part of the Related Group of Pooled Securities on the related Pooled Security Distribution Date since the Mortgage Loan Information Date;

               (F) the amount, aggregate principal balance and percentage of the Underlying Mortgage Loans backing the Related Pooled Security or portion thereof included as part of the Related Group of Pooled Securities that were (i) more than 30 but fewer than 60 days delinquent, (ii) more than 60 but fewer than 90 days delinquent, (iii) 90 days or more delinquent,
                    (iv) in foreclosure, and (v) REO property, each as of the end of the reporting period to which the Pooled Security Distribution Date Statement delivered with respect to such Pooled Security as of the related Pooled Security Distribution Date;

               (G) the amount of principal distributed on such Pooled Security or portion thereof included as part of the Related Group of Pooled Securities on the related Pooled Security Distribution Date;

               (H) the total amount distributed on such Pooled Security or portion thereof included as part of the Related Group of Pooled Securities on the related Pooled Security Distribution Date; and

               (I) the amount of any Pooled Security Credit Support remaining with respect to each Pooled Security on the related Pooled Security Distribution Date;

               (ii) For all Underlying Mortgage Loans backing all the Pooled Securities or portions thereof included as part of a Related Group of Pooled Securities, an aggregate statement of delinquency statistics reporting all of the information specified in clause (i)(F) above in the aggregate for the related Pooled Security Distribution Date and each of the eleven prior reporting periods;

               (iii) The number and aggregate Pooled Security Principal Balance of all of the Pooled Securities or portions thereof included as part of each Related Group of Pooled Securities as of the respective related Pooled Security Distribution Date; and

               (iv) The aggregate outstanding principal balance of the Underlying Mortgage Loans backing all of the Pooled Securities and portions thereof included as part of a Related Group of Pooled Securities as reported on the related Pooled Security Distribution Date Statements.

          (c) The Trustee shall promptly notify the Seller if it obtains actual knowledge from any underlying trustee or servicer of an Underlying Series following a Distribution Date or Supplemental Distribution Date, as applicable, of any corrected Pooled Security Distribution Date Information with respect to a Pooled Security which results in a change in excess of $1,000. The Trustee shall consult with the Seller concerning such change and the Seller and the Trustee shall mutually agree on a course of action with respect thereto.

          (d) The Trustee will make the statements referred to in Sections 3.06(a) and 3.06(b) (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, the Seller and the Rating Agencies via the Trustee's website, which is located at the date of this Agreement at "www.abs.bankone.com." Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trustee at (1-800) 524-9472. The Trustee shall have the right to change the way the statements referred to above are distributed in order to make such distribution more convenient and/or more accessible to such other parties and to the Certificateholders, the Seller and the Rating Agencies. The Trustee shall provide timely and adequate notification to the Certificateholders, the Seller and the Rating Agencies regarding any such change.

          (e) The Trustee promptly will furnish to the Seller and upon the written request and at the expense of a Certificateholder, such Certificateholder and will make available to each Certificateholder, copies of any notices, statements, reports or other communications including, without limitation, the Pooled Security Distribution Date Statement, received by the Trustee in its capacity as a holder of Pooled Securities, with respect to the Pooled Securities related to the Certificates held by such Certificateholder. The Trustee shall furnish copies of all Pooled Security Distribution Date Statements to the Rating Agencies promptly after its receipt of same. The Trustee may fulfill its obligations hereunder with respect to the distribution of the Pooled Security Distribution Date Statements by mailing the same together with the statements to Certificateholders required pursuant to the first paragraph of this Section 3.06.

          (f) On or before March 31st of each calendar year, commencing in 2002, the Trustee shall prepare and deliver by first class mail to the Seller and to each Person who at any time during the prior calendar year was a Certificateholder of record a statement containing the information required to be contained in the regular monthly report to Certificateholders, as set forth in clauses (ii), (iii) and (v) of Section 3.06(a) aggregated for such prior calendar year or in the case of a Certificateholder, the applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

          (g) The Trustee shall be responsible for preparing, at its own expense, signing and filing, on behalf of the Trust, federal income tax and information returns with the Internal Revenue Service ("IRS") and, if required, income tax returns in the state where the Corporate Trust Office is located and/or (at the expense of the Trust) the returns of any other state taxing authority the necessity of filing of which shall have been notified and confirmed to the Trustee in writing either by the delivery of an Opinion of Counsel to such effect or by the delivery to the Trustee of a written notification to such effect by the taxing authority of any such state. The Seller shall provide the Trustee within 10 days of the Closing Date all information deemed necessary by the Trustee to fulfill its obligations under this paragraph. The Trustee shall furnish to each Certificateholder at the time required by law such information reports or returns as are required by applicable federal, state or local law with respect to the Trust to enable Certificateholders to prepare their tax returns and will furnish comparable information to the IRS and other taxing authorities as and when required by law to do so.

          Section 3.07. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION. The Trustee shall provide to the Seller access to all reports, documents and records maintained by the Trustee in respect of its duties hereunder, such access being afforded without charge but only upon three Business Days' written request and during normal business hours at offices designated by the Trustee.

          Section 3.08. CALCULATION OF AMOUNTS TO BE DISTRIBUTED. All calculations of the amounts to be distributed on any Distribution Date or Supplemental Distribution Date will be made by the Trustee in reliance on the information provided to it in the applicable Pooled Security Distribution Date Information and any additional written information requested by the Trustee with respect to the Pooled Securities. The Trustee shall promptly communicate the results of its calculations to the Seller and the Certificateholders (which obligation may be satisfied through the distribution of the statements required under Section 3.06).

          Section 3.09. REMIC-RELATED COVENANTS. The Trustee shall act in accordance herewith to assure continuing treatment of the REMIC as a REMIC. In particular, the Trustee shall not other than with respect to a substitution pursuant to Section 2.04, accept any contribution to the REMIC after the Startup Day without receipt of a REMIC Opinion.

          Section 3.10. ALLOCATION OF LOSS AMOUNTS. On each Distribution Date and Supplemental Distribution Date, the Trustee shall determine the Loss Amounts and shall allocate any such Loss Amount with respect to a Distribution Date or a Supplemental Distribution Date first to the Related Group of Pooled Securities or among the Related Groups of Pooled Securities which include portions of the Pooled Security as to which the Realized Loss was incurred based on the Pooled Security Principal Balance of such Pooled Security included in each such Related Group of Pooled Securities and then to the related Class of Certificates by reducing its Certificate Principal Balance. In the case of the Class A-1 and Class A-9 Certificates, Loss Amounts allocated to their Related Group of Pooled Securities will be allocated to the Class A-1 and Class A-9 Certificates pro rata based upon their Certificate Principal Balances immediately prior to the related Distribution Date or, in the case of the Class A-9 Certificates, their original Certificate Principal Balance, if less. The Trustee will make such reductions as of the related Distribution Date. Any Loss Amounts allocated to a Class of Certificates shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.


                                   ARTICLE IV

                                THE CERTIFICATES


          Section 4.01. THE CERTIFICATES.

          (a) The Depository, the Trust and the Trustee have entered into a Depository Agreement dated as of March 28, 2001 (the "Depository Agreement"). As provided in Subsection 4.01(b), the Certificates, other than the Class R Certificate, shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository as representative of the Certificate Owners for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

          The Class R Certificate shall be a physical certificate and the provisions of Section 4.05 shall be applicable to transfers of the Class R Certificate.

          All transfers by Certificate Owners of such respective Classes of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          (b) If (i)(A) the Seller advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Trustee or the Seller is unable to locate a qualified successor within 30 days or (ii) the Seller at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall request that the Depository notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue definitive Certificates. Neither the Seller nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

          (c) The Classes of Certificates shall have the following designations, Original Certificate Principal Balances and Certificate Rates:

                                 Original Certificate            Certificate
       DESIGNATION                 PRINCIPAL BALANCE                 RATE
       -----------                 -----------------                 ----
           A-1                    $      153,010,213                6.00%
           A-2                    $      236,106,917                6.25%
           A-3                    $      339,604,434                6.50%
           A-4                    $      308,026,787                6.75%
           A-5                    $       36,217,534                7.50%
           A-6                    $      270,883,020                 (1)
           A-7                    $       53,839,151                7.50%
           A-8                    $      122,173,674                 (1)
           A-9                    $        1,000,000                6.00%
            R                     $              100                6.00%

---------

(1) For any Distribution Date the weighted average of the Pooled Security Interest Rates of the Related Pooled Securities as reported on the Pooled Security Distribution Date statements for the immediately preceding Pooled Security Distribution Date.

          (d) With respect to each Distribution Date, each Class of Certificates shall accrue interest at the applicable Certificate Rate during the related Interest Accrual Period. With respect to each Distribution Date and each such Class of Certificates, interest shall be calculated based upon the respective Certificate Rate set forth above and the Certificate Principal Balance of such Class applicable to such Distribution Date.

          (e) The Certificates shall be substantially in the forms set forth in Exhibit A through Exhibit K hereto. On original issuance, the Trustee shall sign, countersign and deliver them at the direction of the Seller. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed countersignature of the Trustee or its agent, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their countersignature.

          (f) Each Class of Book-Entry Certificates will be registered as one or more Certificate of such Class held by a nominee of the Depository or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of $100,000 and in each case increments of $1.00 in excess thereof, except that one Certificate of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Original Certificate Principal Balance of such Class on the Closing Date. The Class R Certificate shall be issued in certificated fully-registered form in the denomination of $100.00. The Certificates for all Classes of Book Entry Certificates shall be delivered by the Seller to the Depository or pursuant to the Depository's instructions, shall be delivered by the Seller on behalf of the Depository to and deposited with the DTC Custodian.

          (g) The Closing Date is hereby designated as the "startup" day of the REMIC within the meaning of Section 860G(a)(9) of the Code.

          (h) For federal income tax purposes, the REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

          (i) The Trustee shall cause the Trust to elect to have the Pooled Securities, the Certificate Account and the proceeds thereof to be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of any Trust established hereby shall be resolved in a manner that preserves the validity of such election.

          (j) The latest possible maturity date for each Class of Certificates is as follows:

                   Class                    Latest Maturity Date
                    A-1                            7/28/29
                    A-2                            5/28/29
                    A-3                            6/28/30
                    A-4                            1/28/30
                    A-5                            1/28/30
                    A-6                            1/28/29
                    A-7                            1/28/30
                    A-8                            6/28/29
                    A-9                            7/28/29
                    R                              6/28/30

-------------------------------------------------------------------------------

          Section 4.02. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

          (a) At all times during the term of this Agreement, there shall be maintained at the office of a registrar (the "Certificate Registrar") a register (the "Certificate Register") in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. For so long as the Trustee acts as Certificate Registrar, its Corporate Trust Office shall constitute the offices of the Certificate Registrar maintained for such purposes. The Certificate Registrar may appoint, by a written instrument delivered to the Seller, any other bank or trust company in New York to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Certificate Registrar. The Seller and, if it is no longer the Certificate Registrar, the Trustee shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

          Every Certificateholder agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

          (b) Subject to Subsection 4.01(a) and, in the case of any Physical Certificate upon the satisfaction of the conditions set forth in Section 4.05, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee shall sign, countersign and deliver, in the name of the designated transferee or transferees, a new Certificate of a like Class and aggregate Percentage Interest, but bearing a different number.

          (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency; PROVIDED, HOWEVER, that no Certificate may be exchanged for new Certificates unless the original Percentage Interest represented by each such new Certificate (i) is at least $100,000 with respect to the Certificates other than the Class R Certificate, which shall be $100.00, or (ii) is acceptable to the Seller as indicated to the Trustee in writing. Whenever any Certificates are so surrendered for exchange, the Trustee shall sign, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

          (d) If the Trustee so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Trustee, duly executed by the holder thereof or his or her attorney duly authorized in writing.

          (e) No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (f) The Trustee shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Securities Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

          Section 4.03. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If
(i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) (except in the case of a mutilated Certificate) there is delivered to the Trustee and the Certificate Registrar such agreement, security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 4.04. PERSONS DEEMED OWNERS. Prior to due presentment of a Certificate for registration of transfer, the Seller, the Trustee, the Certificate Registrar and any agent of the Seller, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 3.05 and for all other purposes whatsoever, and neither the Seller, the Trustee, the Certificate Registrar nor any agent of the Seller, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

          Section 4.05. TRANSFER RESTRICTIONS ON RESIDUAL CERTIFICATES.

          (a) Residual Certificates, or interests therein, may not be transferred without the prior express written consent of the Tax Matters Person. As a prerequisite to such consent, the proposed transferee must provide the Tax Matters Person and the Trustee with an affidavit that the proposed transferee is not a Disqualified Organization (as defined in Subsection 4.05(b)) (and, unless the Tax Matters Person and the Seller consent to the transfer to a person who is not a U.S. Person, an affidavit that it is a U.S. Person) as provided in Subsection 4.05(b).

          (b) No transfer, sale or other disposition of a Residual Certificate (including a beneficial interest therein) may be made unless, prior to the transfer, sale or other disposition of the Residual Certificate, the proposed transferee (including the initial purchaser thereof) delivers to the Tax Matters Person and the Trustee an affidavit in the form attached hereto as Exhibit K stating, among other things, that as of the date of such transfer (i) such transferee is not any of (A) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation all of whose activities are subject to tax under Chapter 1 of Subtitle A of the Code and (except in the case of Freddie
Mac) a majority of whose board of directors is not selected by the United States, or any state or political subdivision thereof), (B) any organization that is exempt from any tax imposed by Chapter 1 of Subtitle A of the Code, other than (x) a tax-exempt farmers' cooperative within the meaning of Section 521 of the Code or (y) an organization that is subject to the tax imposed by section 511 of the Code on "unrelated business taxable income" or (C) a corporation operating on a cooperative basis that is engaged in furnishing electric energy or providing telephone service to persons in rural areas (within the meaning of Section 1381(a)(2)(C) of the Code) (any Person described in (A),
(B), or (C) being referred to herein as a "Disqualified Organization") and that
(ii) such transferee is not acquiring such Residual Certificate for the account of a Disqualified Organization. Notwithstanding the fulfillment of the prerequisites described above, the Tax Matters Person or its agent may withhold its consent to a transfer, but only to the extent necessary to avoid a risk of REMIC disqualification or REMIC-level tax. The Tax Matters Person shall not consent to a transfer of a Residual Certificate if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of a Residual Certificate to a Disqualified Organization, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization shall not be deemed to be a Holder of a Residual Certificate for any purpose hereunder, including, but not limited to, the receipt of distributions thereon. If any purported transfer shall be in violation of the provisions of this Subsection 4.05(b), then the prior Holder thereof shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Subsection 4.05(b), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer. The Trustee and the Tax Matters Person shall be under no liability to any Person for any registration or transfer of a Residual Certificate that is not permitted by this Subsection 4.05(b) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the written affidavit referred to above was received with respect to such transfer, and the Tax Matters Person and the Trustee had no knowledge that it was untrue. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a permitted transferee under this Subsection 4.05(b) at the time it became a Holder all payments made on such Residual Certificate. Each Holder of a Residual Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Subsection 4.05(b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Tax Matters Person or the Seller to ensure that the Residual Certificates are not transferred to a Disqualified Organization and that any transfer of such Residual Certificates will not cause the imposition of a tax upon the Trust or cause the REMIC to fail to qualify as a REMIC.

          (c) Unless the Tax Matters Person shall have consented in writing (which consent may be withheld in the Tax Matters Person's sole discretion), the Residual Certificates (including a beneficial interest therein) may not be purchased by or transferred to any person who is not a "United States person," as such term is defined in Section 7701(a)(30) of the Code (a "U.S.-person").

          (d) By accepting a Residual Certificate, the purchaser thereof agrees to be a Tax Matters Person, and appoints the Trustee to act as its agent with respect to all matters concerning the tax obligations of the Trust. In the event that any tax is imposed on "prohibited transactions" of the Trust as defined in
Section 860F(a)(2) of the Code, on the "net income from foreclosure property" as defined in Section 860G(c) of the Code, on any contribution to the Trust after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, such tax shall be paid by the Trustee, if such tax arises out of or results from a material breach by the Trustee of any of its obligations under this Agreement.


                                    ARTICLE V

                                   THE TRUSTEE


          Section 5.01. DUTIES OF TRUSTEE.

          (a) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible to determine, confirm or recalculate the accuracy or content of any such resolution, certificate or other instrument furnished to it pursuant to this Agreement including, without limitation, the Pooled Security Distribution Date Statements. Notwithstanding the foregoing, the Trustee shall use reasonable efforts to procure Pooled Security Distribution Date Information in a timely manner to permit distributions to be made on Distribution Dates. The Trustee shall notify the Seller, the Certificateholders and the Rating Agencies of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting of the party required to deliver the same, does not receive satisfactorily corrected documents or a satisfactory explanation regarding any such nonconformities.

          The Trustee shall forward or cause to be forwarded or make available, as applicable, in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 3.01, 3.02, 3.06 and 7.01.

          (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished by the proper party to the Trustee and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith, in accordance with the direction of the Majority Certificateholders (or if such action or inaction relates to less than all of the Classes of Certificates then in accordance with the direction of the Majority Class Certificateholders of the applicable Class or Classes) in accordance with the terms of this Agreement, as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

               (iv) No provision in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

               (v) The Trustee shall not be deemed to have notice of any Underlying Event of Default or other fact or circumstance upon the occurrence of which it may be required to take action hereunder unless a Responsible Officer of the Trustee has actual knowledge of such event, fact or circumstance or unless written notice of any such event is received by the Trustee at its Corporate Trust Office.

          Section 5.02. FEDERAL INFORMATION RETURNS AND REPORTS TO CERTIFICATEHOLDERS.

          (a) For Federal income tax purposes, the taxable year for the REMIC shall be a calendar year and the Trustee shall maintain or cause the maintenance of the books of each of the REMIC on the accrual method of accounting.

          (b) The Trustee shall prepare and file or cause to be filed with the Internal Revenue Service federal tax information returns with respect to the REMIC, the Trust, if applicable, and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby. In connection with the foregoing, the Trustee shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in the of REMIC (the "REMIC Reporting Agent") as required by IRS Form 8811. The Trustee shall make the elections to treat the of REMIC as a REMIC (which election shall apply to the taxable period ending December 31, 2001 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. The Trustee shall sign all tax information returns filed pursuant to this Section and any other returns as may be required by the Code, and in doing so shall rely entirely upon, and shall have no liability for information or calculations contained in the Pooled Security Distribution Date Statements. The Holder of the Class R Certificate is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. ss.1.860F-4(d)) for the REMIC. The Trustee is hereby designated and appointed as the agent of such Tax Matters Person. Any Holder of a Class R Certificate will by acceptance thereof appoint the Trustee as agent and attorney-in-fact for the purpose of acting as Tax Matters Person during such time as the Trustee does not own the Class R Certificate. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Trustee from acting as Tax Matters Person (as an agent or otherwise), the Trustee shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of the Class R Certificate to sign such returns or act as tax matters person. Each Holder of the Class R Certificate shall be bound by this Section.

          (c) The Trustee shall provide upon request such information as is required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Class R Certificate to a Person other than a transferee permitted by Section 4.05(b), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass-through entity described in Section 860E(e)(6) of the Code, any record holder of which is not a transferee permitted by Section 4.05(b) (or which is deemed by statute to be an entity with a disqualified member).

          (d) The Trustee shall prepare and file or cause to be filed any New York State income tax returns required with respect to the REMIC or the Trust and upon receipt of the notice and confirmation required by the terms of Section 3.06(f) to prepare and file or cause to be filed any tax returns required by any other states with respect to the REMIC or the Trust.

          Section 5.03. CERTAIN MATTERS AFFECTING THE TRUSTEE.

          Except as otherwise provided in Section 5.01:

               (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

               (iv) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to the extent reasonable under the circumstances to examine the books, records and premises of such Person, personally or by agent or attorney;

               (v) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and shall not be liable for the default or misconduct of any such agents or attorneys if selected with reasonable care.

          Section 5.04. TRUSTEE NOT LIABLE FOR CERTIFICATES OR POOLED
SECURITIES.

          The recitals contained herein and in the Certificates (other than the statements attributed to, and the representations and warranties of, the Trustee in Article II and the signature of the Trustee on each Certificate) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 2.03(b)) or of the Certificates (other than that the Certificates shall be duly and validly executed by it as Trustee and countersigned by it as Certificate Registrar) or of the Pooled Securities or any related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller in respect of the assignment and delivery of the Pooled Securities.

          Section 5.05. TRUSTEE MAY OWN CERTIFICATES.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may deal with the Seller and its affiliates with the same rights it would have if it were not Trustee.

          Section 5.06. TRUSTEE'S FEES; INDEMNIFICATION OF THE TRUSTEE.

          (a) The Trustee shall withdraw the Trustee Fee, as compensation, from the Certificate Account as provided in Section 3.05 hereof.

          (b) Subject to the provisions of this paragraph, the Trustee and any director, officer, employee or agent of the Trustee shall be entitled to be indemnified and held harmless by the Trust against any loss, liability or expense (including, without limitation, costs and expenses of litigation, and of investigation, counsel fees and expenses, damages, judgments, amounts paid in settlement and out-of-pocket expenses) arising out of, or incurred in connection with, the exercise and performance of any of the powers and duties of the Trustee hereunder; provided that neither the Trustee nor any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 5.06(b) for (i) allocable overhead, (ii) expenses or disbursements incurred or made by or on behalf of the Trustee in the normal course of the Trustee's performing routine administrative duties in accordance with any of the provisions hereof, (iii) any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or (iv) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's obligations and duties hereunder, or by reason of reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein.

          The provisions of this Section 5.06(b) shall survive any resignation or removal of the Trustee and appointment of a successor trustee.

          Section 5.07. ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

          The Trustee hereunder shall at all times be a trust company or banking institution organized and doing business under the laws of the United States of America or any State thereof, authorized under such laws to exercise corporate trust powers, having a combined capital, surplus and undivided profits of at least $50,000,000 (or shall be a member of a bank holding system, the combined capital and surplus of which is at least $50,000,000) and subject to supervision or examination by federal or state authority. If such trust company or banking institution publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital, surplus and undivided profits of such trust company or banking institution shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall at all times meet the requirements of Section 26(a)(1) of the Investment Company Act and shall in no event be an Affiliate of the Seller or of any Person involved in the organization or operation of the Seller. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.08.

          Section 5.08. RESIGNATION AND REMOVAL OF THE TRUSTEE.

          (a) The Trustee may upon 30 days' notice resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller and the Certificateholders. Upon receiving such notice of resignation, the Seller shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 5.07 and shall fail to resign after written request therefor by the Seller, the Majority Certificateholders or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Seller may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (c) The Majority Certificateholders may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Seller, one complete set to the Trustee so removed and one complete set to the successor so appointed. All reasonable out-of-pocket costs and expenses incurred in connection with such removal and replacement of the Trustee, including without limitation, reasonable attorneys fees and expenses, shall be borne by the party requesting such action.

          (d) Notwithstanding anything to the contrary contained herein, (i) any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective only upon acceptance of appointment by the successor trustee as provided in Section
5.09 and (ii) no entity may be appointed as a successor trustee if such appointment would result in a withdrawal or downgrading of any then current rating assigned to the Certificates by the Rating Agencies.

          (e) No co-trustee or separate Trustee hereunder shall be liable by reason of any act or omission of the Trustee or any other such trustee hereunder, and the Trustee shall not be liable by reason of any act or omission of any co-trustee or separate trustee.

          Section 5.09. SUCCESSOR TRUSTEE.

          (a) Any successor trustee appointed as provided in Section 5.08 shall execute, acknowledge and deliver to the Seller, the Certificateholders and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and the appointment of such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall Deliver to the successor trustee the Pooled Securities and related documents and statements held by it hereunder, and the Seller, the Trustee and the predecessor trustee shall execute and deliver such instruments and do such other things as may be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 5.07.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Seller shall mail notice of the succession of such trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register. If the Seller fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Seller.

          Section 5.10. MERGER OR CONSOLIDATION OF TRUSTEE.

          Any trust company or banking institution into which the Trustee may be merged or converted or with which it may be consolidated or any trust company or banking institution resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any trust company or banking institution succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such trust company or banking institution shall be eligible under the provisions of Section 5.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Seller and to the Certificateholders at their address as shown in the Certificate Register.

          Section 5.11. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

          (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 5.11, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 5.07 hereunder; provided, that if the co-trustee or separate trustee does not meet such eligibility standards, the Trustee shall remain liable for its actions hereunder, and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.09 hereof.

          (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 5.11 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed jointly by the Trustee and such separate trustee or co-trustee, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


                                   ARTICLE VI

                                   THE SELLER


          Section 6.01. LIABILITY OF THE SELLER.

          The Seller shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Seller herein.

          Section 6.02. MERGER, CONSOLIDATION OR CONVERSION OF THE SELLER.

          Subject to the following paragraph, the Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the Certificates and to perform its duties under this Agreement.

          The Seller may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 6.03. LIMITATION ON LIABILITY OF THE SELLER AND OTHERS.

          Neither the Seller nor any of the directors, officers, employees or agents of the Seller shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or any such other Person against any breach of a representation or warranty made herein, or against any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties hereunder, or by reason of reckless disregard of such obligations and duties. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Provided that such action is not related to its representations made in or its duties under this Agreement, the Seller shall not be under any obligation to appear in, prosecute or defend any action or proceeding unless such action in its opinion does not involve it in any expense or liability.

          Section 6.04. AUTHORIZATION OF SELLER TO EXECUTE DOCUMENTS.

          The Seller is hereby authorized to execute on behalf of the Trust the Letter of Representations to the Depository, containing such terms as the Seller determines to be appropriate, such execution to be conclusive evidence of such determination.


                                   ARTICLE VII

                                   TERMINATION


          Section 7.01. TERMINATION.

          (a) Subject to Section 7.02, the respective obligations and responsibilities of the Seller and the Trustee created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate upon: (i) the repurchase by or at the direction of the Seller or its designee of all Pooled Securities remaining in the Trust at a price equal to the Repurchase Price; or (ii) the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Securities; provided, however, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

          (b) The right of the Seller or its designee to repurchase all Pooled Securities pursuant to Subsection 7.01(a)(i) above shall be exercisable only if the Seller, based upon an Opinion of Counsel, has determined that the REMIC status of the REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter, the Seller may elect to terminate the Trust at any time, and upon such election, the Seller or its designee shall repurchase all the Pooled Securities.

          (c) The Trustee shall, in accordance with Section 8.05, give a Notice of Final Distribution to the Certificateholders, the Seller and the Rating Agencies as soon as practicable of the Distribution Date on which the Trustee anticipates that the final distribution will be made on the applicable Class of Certificates, which notice shall:

               (i) specify the Distribution Date on which the final distribution is anticipated to be made to such Certificateholders;

               (ii) specify the amount of any such final distribution, if known; and

               (iii) state that the final distribution to such Certificateholders will be made only upon presentment and surrender of the applicable Certificates at the office of the Trustee therein specified.

If the Trust is not terminated on the anticipated Distribution Date for any reason, the Trustee shall promptly mail notice thereof to each Certificateholder, the Seller and to the Rating Agencies.

          (d) If the option of the Seller to repurchase or cause the repurchase of all Pooled Securities under Subsection 7.01(a)(i) above is exercised, the Seller and/or its designee, as the case may be, shall deliver to the Trustee for deposit in the Certificate Account, by the Business Day prior to the applicable Distribution Date, an amount equal to the Repurchase Price for the Pooled Securities being purchased by it and all property acquired with respect to such Pooled Securities remaining in the Trust. Upon the presentation and surrender of the Certificates, the Trustee shall distribute an amount equal to (i) the amount otherwise distributable to the Certificateholders (other than the holder of the Class R Certificate) on such Distribution Date but for such repurchase, (ii) the Certificate Principal Balance and any accrued but unpaid interest at the applicable Certificate Rate to the Certificateholders of each Class, and (iii) the remainder to the Class R Certificateholder. If the Class Available Funds are not sufficient to pay the Class A-1 and Class A-9 Certificates in full, any such deficiency will be allocated to such Classes of Certificates on a pro rata basis based upon their outstanding Certificate Principal Balances, or in the case of the Class A-9 Certificates their Original Certificate Principal Balance, if less. Upon deposit of the required Repurchase Price and following such final Distribution Date, the Trustee shall promptly deliver in the same manner as provided in the definition of Deliver to the Seller and/or its designee, as the case may be, the remaining Pooled Securities, and the Certificate Account shall terminate, subject to the Trustee's obligation to hold any amounts payable to Certificateholders in trust without interest pending final distributions pursuant to Subsection 7.01(f).

          (e) In the event that this Agreement is terminated under Subsection 7.01(a)(ii) above, upon presentment and surrender of the Certificates by the Certificateholders of each Class on the applicable Final Distribution Date, the Trustee shall distribute to the Certificateholders the amounts otherwise distributable on such Distribution Date pursuant to Section 3.05(a). Any funds not distributed on the Final Distribution Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders. The Trust shall terminate upon the Final Distribution Date with respect to the last Class of Certificates outstanding.

          (f) If any Certificates of a Class as to which Notice of Final Distribution has been given pursuant to this Section 7.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders of such Class, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any such Certificate shall not have been surrendered for cancellation, the Trustee shall directly or through an agent, take reasonable steps to contact the remaining such Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall segregate all amounts distributable to the Holders thereof and shall thereafter hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 7.01.

          Section 7.02. ADDITIONAL TERMINATION REQUIREMENTS.

          (a) If the option of the Seller to repurchase all the Pooled Securities under Subsection 7.01 (a)(i) above is exercised, the Trust and the REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel by the Seller to the effect that the failure of the Trust to comply with the requirements of this Section 7.02 will not (i) result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code on the REMIC or (ii) cause the REMIC to fail to qualify as a REMIC at any time that any Regular Certificates are outstanding:

               (i) within 90 days prior to the final Distribution Date, at the written direction of the Seller, the Trustee, as agent for the Tax Matters Person, shall adopt a plan of complete liquidation of the Trust and the REMIC provided to it by the Seller meeting the requirements of a "Qualified Liquidation" under Section 860F of the Code and any regulations thereunder;

               (ii) at or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Trustee shall, at the expense of the Seller, sell for cash all of the assets of the Trust to or at the direction of the Seller; and

               (iii) at the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit from the Certificate Account (or cause to be distributed or credited) (i) to the Certificateholders, other than the holder of the Class R Certificate, the respective Certificate Principal Balances of the Certificates plus 30 days' interest thereon at the applicable Certificate Rate, and (ii) to the Class R Certificateholder, all cash on hand from the Certificate Account (other than cash retained to meet claims or investment have constituting part of the Trustee Fee, which shall be paid to the Trustee); and the Trust and the REMIC shall terminate at such time.

          (b) By its acceptance of the Residual Certificate, each holder thereof hereby (i) agrees to adopt such a plan of complete liquidation upon the written request of the Seller and to take such action in connection therewith as may be reasonably requested by the Seller and (ii) appoint the Seller as its attorney-in-fact, with full power of substitution, for purposes of adopting such a plan of complete liquidation. The Trustee shall adopt such plan of liquidation by filing the appropriate statement on the final tax return of the REMIC.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS


          Section 8.01. AMENDMENT.

          (a) This Agreement may be amended from time to time by the Seller and the Trustee, without the prior consent of any Certificateholder:

               (i) to cure any ambiguity or mistake;

               (ii) to correct or supplement any provisions herein, which may be inconsistent with any other provisions herein;

               (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the existing provisions of this Agreement;

               (iv) to make such modifications as may be permitted or required hereunder in connection with a repurchase or substitution of a Pooled Security pursuant to Section 2.03A(b) or 2.04 hereof; and

               (v) to modify, eliminate or add any provision to such extent as may be necessary to maintain the qualification of the REMIC as a REMIC;

provided that such amendment, as evidenced by an Opinion of Counsel delivered to the Trustee (the expense of which shall be paid for by the Seller), in the case of Clauses (i) through (iv), shall not adversely affect in any material respect the interests of any Certificateholder and in the case of Clause (v), shall be necessary or helpful to maintain such qualification.

          (b) This Agreement may also be amended from time to time by the Seller and the Trustee with the prior written consent of the Majority Certificateholders (or if less than all the Classes are affected thereby, by the Majority Class Certificateholders of the Class or Classes affected thereby) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

               (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate;

               (ii) modify the provisions of this Section 8.01 without the consent of the Holders of all Certificates; or

               (iii) be made unless and until the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking such amendment but in no event at the expense of the Trust) to the effect that such amendment shall not cause the REMIC to fail to qualify as a REMIC for federal income tax purposes.

Notwithstanding any other provision of this Agreement, for the purposes of the giving or withholding of consents pursuant to this Section 8.01(b), Certificates registered in the name of or held for the benefit of the Seller or any Affiliate thereof shall be entitled to vote their Percentage Interests with respect to matters affecting such Certificates.

          (c) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 8.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (d) In executing any amendment to this Agreement, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.

          Section 8.02. COUNTERPARTS.

          This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 8.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

          (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Seller a written notice of default hereunder, and of the continuance thereof, as herein before provided, and unless also the Majority Certificateholders (or in the event that such action or proceeding relates to less than all of the Classes, the Majority Class Certificateholders of the related Class or Classes) shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. For the prosecution and enforcement of the rights granted under this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 8.04. GOVERNING LAW.

          THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PROVISIONS OF SUCH STATE), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 8.05. NOTICES.

          All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered to: (a) in the case of the Seller, Structured Asset Mortgage Investments Inc., 245 Park Avenue, New York, New York 10167, Attention: Mortgage Department, or such other address as may hereafter be furnished to the Trustee in writing by the Seller;
(b) in the case of the Trustee, the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller in writing by the Trustee; and (c) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041-003, Attention: RMBS and in the case of Fitch, One State Street Plaza, New York, New York 10004, Attention: RMBS Group.

          Section 8.06. SEVERABILITY OF PROVISIONS.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 8.07. SUCCESSORS AND ASSIGNS.

          The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

          Section 8.08. ARTICLE AND SECTION HEADINGS.

          The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

          Section 8.09. NOTICES TO RATING AGENCIES

          The Trustee shall notify the Rating Agencies at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clauses (a), (b), (d) or (f) below or provide a copy to the Rating Agencies at such time as otherwise required to be delivered pursuant to this Agreement of each of the statements described in clauses (c) and (e) below:

          (a) a material change or amendment to this Agreement,

          (b) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

          (c) the monthly distribution statements required to be provided to the Certificateholders pursuant to Section 3.06 with respect to a Distribution Date and a Supplemental Distribution Date,

          (d) the non-conformance of any documents pursuant to Section 5.01(a),

          (e) the Notice of Final Distribution required to be delivered pursuant to Section 7.01(b), and

          (f) a change in the location of the Certificate Account.

The Seller shall notify the Rating Agencies of any change in its identity.

          Section 8.10. INTENT OF PARTIES. The parties intend that the REMIC shall be treated as a REMIC for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.

          Section 8.11. ACTS OF CERTIFICATEHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is expressly required, to the Seller. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Seller, if made in the manner provided in this Section 8.11.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 4.02 made on a Certificate presented in accordance with
Section 4.04) shall be proved by the Certificate Register, and neither the Trustee, the Seller nor any successor to any such parties shall be affected by any notice to the contrary.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Trustee, the Seller or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

          (e) In determining whether the Holders of the requisite Percentage Interests of Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Seller or any Affiliate thereof shall be disregarded except as otherwise provided in
Section 8.01(b) or for any matter covered by Section 3.01 and except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Seller or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Trustee the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Seller.

          IN WITNESS WHEREOF, the Seller and the Trustee have caused their names to be signed hereto by their respective duly authorized officers, all as of the day and year first above written.

                           STRUCTURED ASSET MORTGAGE INVESTMENT INC., as Seller


                           By:  /S/ JOSEPH T. JURKOWSKI, JR.
                                ----------------------------------
                                Name:  Joseph T. Jurkowski, Jr.
                                Title:   Vice President



                           BANK ONE, NATIONAL ASSOCIATION, as Trustee


                           By:  /S/ SANDRA WHALEN
                                -----------------------------------
                                Name:  Sandra Whalen
                                Title:    Vice President

                                                                      SCHEDULE A
                               POOLED SECURITIES*

           NAME       SERIES        CLASS         CUSIP        PRINCIPAL BALANCE
----- ------------ ------------- ----------- ---------------- ------------------
   1       AMAC       1999-01         A6         00077BEY5        $70,214,945
----- ------------ ------------- ----------- ---------------- ------------------
   2       AMAC       1999-05         A2         00077BJM6        $25,168,288
----- ------------ ------------- ----------- ---------------- ------------------
   3       BAMS       1998-06         A1         055240KN4        $77,304,116
----- ------------ ------------- ----------- ---------------- ------------------
   4       BAMS       1998-06         A8         055240KV6        $14,404,736
----- ------------ ------------- ----------- ---------------- ------------------
   5       BAMS       1998-07         A1         055240LQ6        $55,690,878
----- ------------ ------------- ----------- ---------------- ------------------
   6       BOAMS      1999-01         A2         060506AB8        $52,741,132
----- ------------ ------------- ----------- ---------------- ------------------
   7       BOAMS      1999-05         A1         060506DQ2       $140,646,412
----- ------------ ------------- ----------- ---------------- ------------------
   8       BSMSI      1998-01         A9         073914YT4        $81,017,941
----- ------------ ------------- ----------- ---------------- ------------------
   9       CHASE      1994-A          A6         161626A55        $15,625,000
----- ------------ ------------- ----------- ---------------- ------------------
  10       CHASE      1998-S3         A1         1616263J3        $35,517,705
----- ------------ ------------- ----------- ---------------- ------------------
  11       CHASE      1998-S3         A3         1616263L8        $58,386,431
----- ------------ ------------- ----------- ---------------- ------------------
  12       CHASE      1998-S5         A1         16162TAA4        $16,997,128
----- ------------ ------------- ----------- ---------------- ------------------
  13       CHASE      1998-S5         A6         16162TAF3        $13,597,703
----- ------------ ------------- ----------- ---------------- ------------------
  14       CHASE      1998-S8         A3         16162TDC7        $90,073,602
----- ------------ ------------- ----------- ---------------- ------------------
  15       CHASE      1999-S10       A16         16162TMW3        $71,022,305
----- ------------ ------------- ----------- ---------------- ------------------
  16       CHASE      1999-S11        A4         16162TNR3        $53,744,074
----- ------------ ------------- ----------- ---------------- ------------------
  17       CHASE      1999-S6         A1         16162TJL1       $131,609,182
----- ------------ ------------- ----------- ---------------- ------------------
  18       CHASE      1999-S9         A1         16162TKV7       $117,351,102
----- ------------ ------------- ----------- ---------------- ------------------
  19       CMSI       1997-02         A2         1729215M6        $14,040,000
----- ------------ ------------- ----------- ---------------- ------------------
  20       CMSI       1998-02         A9         172953CA7        $23,092,693
----- ------------ ------------- ----------- ---------------- ------------------
  21       CMSI       1998-06         A8         172953EY3         $2,811,187
----- ------------ ------------- ----------- ---------------- ------------------
  22       CMSI       1998-07        A13         172953FZ9        $16,196,729
----- ------------ ------------- ----------- ---------------- ------------------
  23       CMSI       1998-10         A1         172953JE2       $168,463,287
----- ------------ ------------- ----------- ---------------- ------------------
  24       CWALT      1998-04        IIA2        12669ATF1        $23,153,356
----- ------------ ------------- ----------- ---------------- ------------------
  25       CWHL       1998-14         A5         126671CG9        $63,817,630
----- ------------ ------------- ----------- ---------------- ------------------
  26       CWHL       1998-17         A2         12669AF41        $14,257,359
----- ------------ ------------- ----------- ---------------- ------------------
  27       CWHL       1998-18        2A8         12669AK37        $16,339,691
----- ------------ ------------- ----------- ---------------- ------------------
  28       CWHL       1998-21         A1         12669AZ72        $85,661,067
----- ------------ ------------- ----------- ---------------- ------------------
  29       CWHL       1999-02         A1         12669A7F5        $15,088,035
----- ------------ ------------- ----------- ---------------- ------------------
  30       CWHL       1999-08         A6         12669BDE9        $78,946,684
----- ------------ ------------- ----------- ---------------- ------------------
  31       CWHL       1999-08         A7         12669BDF6        $51,593,428
----- ------------ ------------- ----------- ---------------- ------------------
  32       CWHL       1999-11         A3         12669BKC5        $84,667,897
----- ------------ ------------- ----------- ---------------- ------------------
  33       CWHL       1999-12         A1         12669BHC9        $87,163,201
----- ------------ ------------- ----------- ---------------- ------------------
  34       GECMS      1994-07        A12         36157LT73        $41,149,085
----- ------------ ------------- ----------- ---------------- ------------------
  35       GECMS      1998-01         A2         36157RCL7        $41,483,899
----- ------------ ------------- ----------- ---------------- ------------------
  36       GECMS      1998-10        2A3         36158GEK0        $24,479,705
----- ------------ ------------- ----------- ---------------- ------------------
  37       GECMS      1998-11        2A6         36157RKE4         $7,599,429
----- ------------ ------------- ----------- ---------------- ------------------
  38       GECMS      1998-12        3A1         36157RMX0        $21,772,640
----- ------------ ------------- ----------- ---------------- ------------------
  39       GECMS      1998-13        A14         36157RPZ2        $43,094,953
----- ------------ ------------- ----------- ---------------- ------------------
  40       GECMS      1998-16         A5         36157RSJ5        $32,125,379
----- ------------ ------------- ----------- ---------------- ------------------
  41       GECMS      1998-21        A12         36157RWB7        $55,185,912
----- ------------ ------------- ----------- ---------------- ------------------
  42       GECMS      1998-24         A1         36157RWY7       $111,870,740
----- ------------ ------------- ----------- ---------------- ------------------
  43       GECMS      1998-25         A8         36157RYG4       $137,995,365
----- ------------ ------------- ----------- ---------------- ------------------
  44       GECMS      1999-15        2A1         36158GGZ5        $36,026,225
----- ------------ ------------- ----------- ---------------- ------------------
  45       GECMS      1999-20         A1         36157R6S9       $138,339,053
----- ------------ ------------- ----------- ---------------- ------------------
  46       MLMI       1999-02         A4         151314BF7        $43,892,807
----- ------------ ------------- ----------- ---------------- ------------------
  47       NISTR      1999-01        1A1         66938DCB3        $96,911,347
----- ------------ ------------- ----------- ---------------- ------------------
  48       NMFC       1998-01         A2         63857RAB8        $16,913,770
----- ------------ ------------- ----------- ---------------- ------------------
  49       NMFC       1998-01         A3         63857RAC6        $42,386,788
----- ------------ ------------- ----------- ---------------- ------------------
  50       NSCOR      1998-03         A1         66937NXJ2        $39,816,222
----- ------------ ------------- ----------- ---------------- ------------------
  51       NSCOR      1998-10         A1         66937NL55       $228,932,594
----- ------------ ------------- ----------- ---------------- ------------------
  52       NSCOR      1998-20         A4         66937N4B1        $14,628,018
----- ------------ ------------- ----------- ---------------- ------------------
  53       NSCOR      1998-20         A5         66937N4C9        $33,600,000
----- ------------ ------------- ----------- ---------------- ------------------
  54       NSCOR      1998-25         A3         66937RCP2        $26,250,000
----- ------------ ------------- ----------- ---------------- ------------------
  55       NSCOR      1998-25         A7         66937RCT4        $93,389,446
----- ------------ ------------- ----------- ---------------- ------------------
  56       NSCOR      1998-29         A2         66937REF2       $266,313,164
----- ------------ ------------- ----------- ---------------- ------------------
  57       NSCOR      1998-30         A13        66937RFS3        $49,491,318
----- ------------ ------------- ----------- ---------------- ------------------
  58       NSCOR      1998-33         A1         66937RGW3       $164,400,581
----- ------------ ------------- ----------- ---------------- ------------------
  59       NSCOR      1999-05         A2         66937RMM8        $22,660,858
----- ------------ ------------- ----------- ---------------- ------------------
  60       NSCOR      1999-09         A9         66937RQQ5        $24,567,364
----- ------------ ------------- ----------- ---------------- ------------------
  61       NSCOR      1999-21         A1         66937RF53        $76,206,213
----- ------------ ------------- ----------- ---------------- ------------------
  62       PHMS       1994-06         A4         74434R7A3        $53,571,555
----- ------------ ------------- ----------- ---------------- ------------------
  63       PHMS       1995-06         A6         74434UQW7        $28,290,423
----- ------------ ------------- ----------- ---------------- ------------------
  64       PNCMS      1998-02        3A1         69348LTW9        $19,196,911
----- ------------ ------------- ----------- ---------------- ------------------
  65       PNCMS      1998-06        1A11        69348LE88        $47,593,905
----- ------------ ------------- ----------- ---------------- ------------------
  66       PNCMS      1998-11        1A3         69348LZ77       $146,718,208
----- ------------ ------------- ----------- ---------------- ------------------
  67       PNCMS      1998-14        1A1         69348RAN6        $81,294,888
----- ------------ ------------- ----------- ---------------- ------------------
  68       PNCMS      1998-14        1A7         69348RAU0        $76,915,903
----- ------------ ------------- ----------- ---------------- ------------------
  69       PNCMS      1999-04        1A3         69348RJF4       $105,212,642
----- ------------ ------------- ----------- ---------------- ------------------
  70       RALI       1999-QS10       A1         76110FV34       $212,423,010
----- ------------ ------------- ----------- ---------------- ------------------
  71       RAST       1998-A5         A7         12669ANS9        $36,170,687
----- ------------ ------------- ----------- ---------------- ------------------
  72       RFMSI      1993-S27        A5         760944QB7         $1,848,364
----- ------------ ------------- ----------- ---------------- ------------------
  73       RFMSI      1998-S12        A3         760972VD8        $34,294,348
----- ------------ ------------- ----------- ---------------- ------------------
  74       RFMSI      1998-S13        A4         760972VY2       $218,326,787
----- ------------ ------------- ----------- ---------------- ------------------
  75       RFMSI      1998-S16        A2         760972XY0        $70,460,383
----- ------------ ------------- ----------- ---------------- ------------------
  76       RFMSI      1998-S2         A7         760972ME6        $37,150,560
----- ------------ ------------- ----------- ---------------- ------------------
  77       RFMSI      1998-S20        A18        760972K40        $34,846,147
----- ------------ ------------- ----------- ---------------- ------------------
  78       RFMSI      1999-S10        A1         76110YEZ1       $112,024,821
----- ------------ ------------- ----------- ---------------- ------------------
  79       RFMSI      1999-S13        A3         76110YJQ6        $20,934,000
----- ------------ ------------- ----------- ---------------- ------------------
  80       SAMI       1998-08        2A6         86358HBL2        $20,384,437
----- ------------ ------------- ----------- ---------------- ------------------
  81       SAMI       1998-08        3A2         86358HBX6         $9,218,011
----- ------------ ------------- ----------- ---------------- ------------------
  82       SAMI       1998-09        1A1         86358HDR7       $120,291,184
----- ------------ ------------- ----------- ---------------- ------------------
  83       SAMI       1998-09        2A1         86358HDY2        $15,601,297
----- ------------ ------------- ----------- ---------------- ------------------
  84       SAMI       1998-12         A4         86358HGE3        $68,806,226
----- ------------ ------------- ----------- ---------------- ------------------

                                                                         ANNEX I

    POOLED
   SECURITY                            FULL NAME OF SERIES                           CLASS          ABBREVIATION
--------------- ------------------------------------------------------------------ ------------ ------------------------
 1.             ABN AMRO Mortgage Corporation
                Multi-Class Mortgage Pass-Through Certificates, Series
                1999-1                                                                 A6            AMAC 9901, A6
--------------- ------------------------------------------------------------------ ------------ ------------------------
 2.             ABN AMRO Mortgage Corporation
                Multi-Class Mortgage Pass-Through Certificates, Series
                1999-5                                                                 A2            AMAC 9905, A2
--------------- ------------------------------------------------------------------ ------------ ------------------------
 3.             BA Mortgage Securities, Inc.
                Mortgage Pass-Through Certificates, Series 1998-6                      A1            BAMS 9806, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 4.             BA Mortgage Securities, Inc.
                Mortgage Pass-Through Certificates, Series 1998-6                      A8            BAMS 9806, A8
--------------- ------------------------------------------------------------------ ------------ ------------------------
 5.             Bank of America, FSB Nationsbanc Mortgage Corporation
                Mortgage Pass-Through Certificates, Series 1998-7                      A1            BAMS 9807, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 6.             Bank of America Mortgage Securities, Inc.
                Mortgage Pass-Through Certificates, Series 1999-1                      A2           BOAMS 9901, A2
--------------- ------------------------------------------------------------------ ------------ ------------------------
 7.             Bank of America Mortgage Securities, Inc.
                Mortgage Pass-Through Certificates, Series 1999-5                      A1           BOAMS 9905, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 8.             Bear Stearns Mortgage Securities Inc.
                Mortgage Pass-Through Certificates, Series 1998-1                      A9           BSMSI 9801, A9
--------------- ------------------------------------------------------------------ ------------ ------------------------
 9.             Chase Mortgage Finance Corporation
                Multi-Class Mortgage Pass-Through Certificates, Series 1994-A
                                                                                       A6            CHASE 94A, A6
--------------- ------------------------------------------------------------------ ------------ ------------------------
 10.            Chase Mortgage Finance Corporation
                Multi-Class Mortgage Pass-Through Certificates, Series
                1998-S3                                                                A1           CHASE 98S3, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 11.            Chase Mortgage Finance Corporation
                Multi-Class Mortgage Pass-Through Certificates, Series
                1998-S3                                                                A3           CHASE 98S3, A3
--------------- ------------------------------------------------------------------ ------------ ------------------------
 12.            Chase Mortgage Finance Trust, Series 1998-S5
                Multi-Class Mortgage Pass-Through Certificates, Series
                1998-S5                                                                A1           CHASE 98S5, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 13.            Chase Mortgage Finance Trust, Series 1998-S5
                Multi-Class Mortgage Pass-Through Certificates, Series
                1998-S5                                                                A6           CHASE 98S5, A6
--------------- ------------------------------------------------------------------ ------------ ------------------------
 14.            Chase Mortgage Finance Trust, Series 1998-S8
                Multi-Class Mortgage Pass-Through Certificates, Series
                1998-S8                                                                A3           CHASE 98S8, A3
--------------- ------------------------------------------------------------------ ------------ ------------------------
 15.            Chase Mortgage Finance Trust, Series 1999-S6
                Multi-Class Mortgage Pass-Through Certificates, Series
                1999-S6                                                                A1           CHASE 99S6, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 16.            Chase Mortgage Finance Trust, Series 1999-S9
                Multi-Class Mortgage Pass-Through Certificates, Series
                1999-S9                                                                A1           CHASE 99S9, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 17.            Chase Mortgage Finance Trust, Series 1999-S10
                Multi-Class Mortgage Pass-Through Certificates, Series
                1999-S10                                                               A16         CHASE 99S10, A16
--------------- ------------------------------------------------------------------ ------------ ------------------------
 18.            Chase Mortgage Finance Trust, Series 1999-S11
                Multi-Class Mortgage Pass-Through Certificates, Series
                1999-S11                                                               A4           CHASE 99S11, A4
--------------- ------------------------------------------------------------------ ------------ ------------------------
 19.            Citicorp Mortgage Securities, Inc.
                Remic Pass-Through Certificates, Series 1997-2                         A2            CMSI 9702, A2
--------------- ------------------------------------------------------------------ ------------ ------------------------
 20.            Citicorp Mortgage Securities, Inc.
                Remic Pass-Through Certificates, Series 1998-2                         A9            CMSI 9802, A9
--------------- ------------------------------------------------------------------ ------------ ------------------------
 21.            Citicorp Mortgage Securities, Inc.
                REMIC Pass-through Certificates, Series 1998-6                         A8            CMSI 9806, A8
--------------- ------------------------------------------------------------------ ------------ ------------------------
 22.            Citicorp Mortgage Securities, Inc., Series 1998-7,
                Remic Mortgage Pass-Through Certificates, Series 1998-7                A13          CMSI 9807, A13
--------------- ------------------------------------------------------------------ ------------ ------------------------
 23.            Citicorp Mortgage Securities, Inc.
                Mortgage Pass-Through Certificates, Series 1998-10                     A1            CMSI 9810, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 24.            CWMBS, Inc.
                Alternative Loan Trust 1998-4
                Mortgage Pass-Through Certificates, Series 1998-12                    IIA2         CWALT 9804, IIA2
--------------- ------------------------------------------------------------------ ------------ ------------------------
 25.            CountryWide Home Loans, Inc.
                Mortgage Pass-Through Certificates, Series 1998-14                     A5            CWHL 9814, A5
--------------- ------------------------------------------------------------------ ------------ ------------------------
 26.            CHL Mortgage Pass-Through Trust 1998-17
                Mortgage Pass-Through Certificates Series 1998-17                      A2            CWHL 9817, A2
--------------- ------------------------------------------------------------------ ------------ ------------------------
 27.            CHL Mortgage Pass-Through Trust 1998-18
                Mortgage Pass-Through Certificates Series 1998-18                      2A8          CWHL 9818, 2A8
--------------- ------------------------------------------------------------------ ------------ ------------------------
 28.            CHL Mortgage Pass-Through Trust 1998-21
                Mortgage Pass-Through Certificates Series 1998-21                      A1            CWHL 9821, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 29.            CHL Mortgage Pass-Through Trust 1999-2
                Mortgage Pass-Through Certificates Series 1999-2                       A1            CWHL 9902, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 30.            CHL Mortgage Pass-Through Trust 1999-8
                Mortgage Pass-Through Certificates Series 1999-8                       A6            CWHL 9908, A6
--------------- ------------------------------------------------------------------ ------------ ------------------------
 31.            CHL Mortgage Pass-Through Trust 1999-8
                Mortgage Pass-Through Certificates Series 1999-8                       A7            CWHL 9908, A7
--------------- ------------------------------------------------------------------ ------------ ------------------------
 32.            CHL Mortgage Pass-Through Trust 1999-11
                Mortgage Pass-Through Certificates Series 1999-11                      A3            CWHL 9911, A3
--------------- ------------------------------------------------------------------ ------------ ------------------------
 33.            CHL Mortgage Pass-Through Trust 1999-12
                Mortgage Pass-Through Certificates Series 1999-12                      A1            CWHL 9912, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 34.            GE Capital Mortgage Services, Inc. 1994-7
                Remic Multi-Class Pass-Through Certificates,
                Series 1994-7                                                          A12          GECMS 9407, A12
--------------- ------------------------------------------------------------------ ------------ ------------------------
 35.            GE Capital Mortgage Services, Inc. 1998-1
                Remic Multi-Class Pass-Through Certificates                            A2           GECMS 9801, A2
--------------- ------------------------------------------------------------------ ------------ ------------------------
 36.            GE Capital Mortgage Services, Inc. 1998-10
                Remic Multi-Class Pass-Through Certificates, Series
                1998-10                                                                2A3          GECMS 9810, 2A3
--------------- ------------------------------------------------------------------ ------------ ------------------------
 37.            GE Capital Mortgage Services, Inc. 1998-11
                Remic Multi-Class Pass-Through Certificates, Series
                1998-11                                                                2A6          GECMS 9811, 2A6
--------------- ------------------------------------------------------------------ ------------ ------------------------
 38.            GE Capital Mortgage Services, Inc. 1998-12
                Remic Multi-Class Pass-Through Certificates, Series
                1998-12                                                                3A1          GECMS 9812, 3A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 39.            GE Capital Mortgage Services, Inc. 1998-13
                Remic Multi-Class Pass-Through Certificates, Series
                1998-13                                                                A14          GECMS 9813, A14
--------------- ------------------------------------------------------------------ ------------ ------------------------
 40.            GE Capital Mortgage Services, Inc. 1998-16
                Remic Multi-Class Pass-Through Certificates, Series
                1998-16                                                                A5           GECMS 9816, A5
--------------- ------------------------------------------------------------------ ------------ ------------------------
 41.            GE Capital Mortgage Services, Inc. 1998-21 Trust
                Remic Multi-Class Pass-Through Certificates, Series
                1998-21                                                                A12          GECMS 9821, A12
--------------- ------------------------------------------------------------------ ------------ ------------------------
 42.            GE Capital Mortgage Services, Inc.
                Remic Multi-Class Pass-Through Certificates, Series
                1998-24                                                                A1           GECMS 9824, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 43.            GE Capital Mortgage Services, Inc. 1998-25
                Remic Multi-Class Pass-Through Certificates, Series
                1998-25                                                                A8           GECMS 9825, A8
--------------- ------------------------------------------------------------------ ------------ ------------------------
 44.            GE Capital Mortgage Services, Inc. 1999-15
                Remic Multi-Class Pass-Through Certificates, Series
                1999-15                                                                2A1          GECMS 9915, 2A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 45.            GE Capital Mortgage Services, Inc. 1999-20 Trust
                Remic Mortgage Pass-Through Certificates, Series
                1999-20                                                                A1           GECMS 9920, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 46.            Merrill Lynch Mortgage Investors, Inc.
                Mortgage Pass-Through Certificates, Series 1999-2                      A4            MLMI 9902, A4
--------------- ------------------------------------------------------------------ ------------ ------------------------
 47.            Norwest Integrated Structured Assets, Inc. 1999-1 Trust
                Mortgage Asset-Backed Pass-Through Certificates,
                Series 1999-1                                                          1A1          NISTR 9901, 1A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 48.            Nationsbanc Montgomery Funding Corp.
                Mortgage Pass-Trough Certificates, Series 1998-1                       A2            NMFC 9801, A2
--------------- ------------------------------------------------------------------ ------------ ------------------------
 49.            Nationsbanc Montgomery Funding Corp.
                Mortgage Pass-Trough Certificates, Series 1998-1                       A3            NMFC 9801, A3
--------------- ------------------------------------------------------------------ ------------ ------------------------
 50.            Norwest Asset Securities Corporation 1998-3
                Mortgage Pass-Through Certificates, Series 1998-3                      A1           NSCOR 9803, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 51.            Norwest Asset Securities Corporation 1998-10 Trust
                Mortgage Pass-Through Certificates, Series 1998-10                     A1           NSCOR 9810, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 52.            Norwest Asset Securities Corporation 1998-20
                Mortgage Pass-Through Certificates, Series 1998-20                     A4           NSCOR 9820, A4
--------------- ------------------------------------------------------------------ ------------ ------------------------
 53.            Norwest Asset Securities Corporation 1998-20
                Mortgage Pass-Through Certificates, Series 1998-20                     A5           NSCOR 9820, A5
--------------- ------------------------------------------------------------------ ------------ ------------------------
 54.            Norwest Asset Securities Corporation 1998-25 Trust
                Mortgage Pass-Through Certificates, Series 1998-25                     A3           NSCOR 9825, A3
--------------- ------------------------------------------------------------------ ------------ ------------------------
 55.            Norwest Asset Securities Corporation 1998-25 Trust
                Mortgage Pass-Through Certificates, Series 1998-25                     A7           NSCOR 9825, A7
--------------- ------------------------------------------------------------------ ------------ ------------------------
 56.            Norwest Asset Securities Corporation 1998-29 Trust
                Mortgage Pass-Through Certificates, Series 1998-29                     A2           NSCOR 9829, A2
--------------- ------------------------------------------------------------------ ------------ ------------------------
 57.            Norwest Asset Securities Corporation 1998-30 Trust
                Mortgage Pass-Through Certificates, Series 1998-30                     A13          NSCOR 9830, A13
--------------- ------------------------------------------------------------------ ------------ ------------------------
 58.            Norwest Asset Securities Corporation 1998-33 Trust
                Mortgage Pass-Through Certificates, Series 1998-33                     A1           NSCOR 9833, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 59.            Norwest Asset Securities Corporation 1999-5 Trust
                Mortgage Pass-Through Certificates, Series 1999-5                      A2           NSCOR 9905, A2
--------------- ------------------------------------------------------------------ ------------ ------------------------
 60.            Norwest Asset Securities Corporation 1999-9 Trust
                Mortgage Pass-Through Certificates, Series 1999-9                      A9           NSCOR 9909, A9
--------------- ------------------------------------------------------------------ ------------ ------------------------
 61.            Norwest Asset Securities Corporation 1999-21 Trust Mortgage
                Pass-Through Certificates, Series 1999-21                              A1           NSCOR 9921, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 62.            Prudential Home Mortgage Securities Company, Inc. Mortgage
                Pass-Through Certificates, Series 1994-6                               A4            PHMS 9406, A4
--------------- ------------------------------------------------------------------ ------------ ------------------------
 63.            Prudential Home Mortgage Securities Company, Inc. Mortgage
                Pass-Through Certificates, Series 1995-6                               A6            PHMS 9506, A6
--------------- ------------------------------------------------------------------ ------------ ------------------------
 64.            PNC Mortgage Securities Corp.
                Mortgage Pass Through Certificates, Series 1998-2                      3A1          PNCMS 9802, 3A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 65.            PNC Mortgage Securities Corp.
                Mortgage Pass-Through Certificates, Series 1998-6                     1A11         PNCMS 9806, 1A11
--------------- ------------------------------------------------------------------ ------------ ------------------------
 66.            PNC Mortgage Securities Corp.
                Mortgage Pass-Through Certificates, Series 1998-11                     1A3          PNCMS 9811, 1A3
--------------- ------------------------------------------------------------------ ------------ ------------------------
 67.            PNC Mortgage Securities Corp.
                Mortgage Pass-Through Certificates, Series 1998-14                     1A1          PNCMS 9814, 1A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 68.            PNC Mortgage Securities Corp.
                Mortgage Pass-Through Certificates, Series 1998-14                     1A7          PNCMS 9814, 1A7
--------------- ------------------------------------------------------------------ ------------ ------------------------
 69.            PNC Mortgage Securities Corp.
                Mortgage Pass-Through Certificates, Series 1999-4                      1A3          PNCMS 9904, 1A3
--------------- ------------------------------------------------------------------ ------------ ------------------------
 70.            Residential Accredit Loans, Inc.
                Mortgage Asset-Backed Pass-Through Certificates, Series 1999-QS10      A1            RALI 99QS10, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 71.            Residential Asset Securitization Trust 1998-A5
                Mortgage Pass-Through Certificates, Series 1998-A5                     A7            RAST 98A5, A7
--------------- ------------------------------------------------------------------ ------------ ------------------------
 72.            Residential Funding Mortgage Securities I, Inc.
                Mortgage Pass-Through Certificates, Series 1993-S27                    A5           RFMSI 93S27, A5
--------------- ------------------------------------------------------------------ ------------ ------------------------
 73.            Residential Funding Mortgage Securities I, Inc.
                Mortgage Pass-Through Certificates, Series 1998-S2                     A7           RFMSI 98S2, A7
--------------- ------------------------------------------------------------------ ------------ ------------------------
 74.            Residential Funding Mortgage Securities I, Inc.
                Mortgage Pass-Through Certificates Series 1998-S12                     A3           RFMSI 98S12, A3
--------------- ------------------------------------------------------------------ ------------ ------------------------
 75.            Residential Funding Mortgage Securities I, Inc.
                Mortgage Pass-Through Certificates Series 1998-S13                     A4           RFMSI 98S13, A4
--------------- ------------------------------------------------------------------ ------------ ------------------------
 76.            Residential Funding Mortgage Securities I, Inc.
                Mortgage Pass-Through Certificates Series 1998-S16                     A2           RFMSI 98S16, A2
--------------- ------------------------------------------------------------------ ------------ ------------------------
 77.            Residential Funding Mortgage Securities I, Inc.
                Mortgage Pass-Through Certificates, Series 1998-S20                    A18         RFMSI 98S20, A18
--------------- ------------------------------------------------------------------ ------------ ------------------------
 78.            Residential Funding Mortgage Securities I, Inc.
                Mortgage Pass-Through Certificates, Series 1999-S10                    A1           RFMSI 99S10, A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 79.            Residential Funding Mortgage Securities I, Inc.
                Mortgage Pass-Through Certificates, Series 1999-S13                    A3           RFMSI 99S13, A3
--------------- ------------------------------------------------------------------ ------------ ------------------------
 80.            Structured Asset Mortgage Investments Inc.
                Mortgage Pass-Through Certificates, Series 1998-8                      2A6          SAMI 9808, 2A6
--------------- ------------------------------------------------------------------ ------------ ------------------------
 81.            Structured Asset Mortgage Investments Inc.
                Mortgage Pass-Through Certificates, Series 1998-8                      3A2          SAMI 9808, 3A2
--------------- ------------------------------------------------------------------ ------------ ------------------------
 82.            Structured Asset Mortgage Investments Trust 1998-9
                Mortgage Pass-Through Certificates, Series 1998-9                      1A1          SAMI 9809, 1A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 83.            Structured Asset Mortgage Investments Trust 1998-9
                Mortgage Pass-Through Certificates, Series 1998-9                      2A1          SAMI 9809, 2A1
--------------- ------------------------------------------------------------------ ------------ ------------------------
 84.            Structured Asset Mortgage Investments Trust 1998-12
                Mortgage Pass-Through Certificates, Series 1998-12                     A4            SAMI 9812, A4
--------------- ------------------------------------------------------------------ ------------ ------------------------

                                                                       EXHIBIT A

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY LOSS AMOUNTS ALLOCATED HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO. A-1-

                              FLEET MORTGAGE CERTIFICATE TRUST 2001-1

                            STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                          SELLER

                             PASS-THROUGH CERTIFICATES, SERIES 2001-1

                                                                                                             CUSIP NO. 339010 AA 8
                                                                                                             ISIN NO. US339010AA81
FIRST DISTRIBUTION DATE                     :    APRIL 30, 2001       CLASS                             :        A-1
ASSUMED FINAL DISTRIBUTION DATE             :    JULY 28, 2029        ORIGINAL CERTIFICATE PRINCIPAL
                                                                      BALANCE OF THIS CERTIFICATE
                                                                      ("DENOMINATION")                  :        $
CERTIFICATE RATE                            :    6.00%                APPROXIMATE CLASS ORIGINAL
                                                                      CERTIFICATE PRINCIPAL BALANCE     :        $153,010,213

THIS CERTIFIES THAT
is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in the above referenced trust (the "Trust"), the assets of which consist of a pool of 84 classes of mortgage-backed securities (the "Pooled Securities"), the assets of which consist primarily of conventional, fixed rate, first lien mortgage loans secured by one- to four-family residences or cooperative loans secured by shares in cooperative corporations ("Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. (the "Seller") to the Trust. The Trust was created pursuant to the Pooling Agreement dated as of March 1, 2001 (the "Agreement"), by and between the Seller, as seller, and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     The Holder of this Certificate will be entitled to receive interest on its Certificate Principal Balance on each monthly Distribution Date at the fixed per annum interest rate indicated above. The Holder of this Certificate is also entitled to receive its pro rata share of distributions of principal in the amounts and at the times provided in the Agreement for the Class of which this Certificate is a part. The Class of which the Certificate is a part will receive as principal distributions the interest accrued on the Class A-9 Certificate for the period provided in the Agreement. The Assumed Final Distribution Date is approximately one month after the Pooled Security Distribution Date on which the final scheduled distribution on the last to mature of the Related Pooled Securities is scheduled to be made. Since the rate of payment of principal on the underlying Mortgage Loans can be expected to exceed the rate of payments used in calculating each such final scheduled distribution, the date of the final distribution on this Class of Certificates is expected to be earlier, and could be substantially earlier, than the Assumed Final Distribution Date.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Certificate Principal Balance of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
     Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

DATED:  ______________



                                                  BANK ONE, NATIONAL ASSOCIATION
Countersigned:                                    Not in its individual capacity
                                                  but solely as Trustee



By: ___________________________________           By: _________________________
Authorized signatory of Bank One,                      AUTHORIZED OFFICER
National Association not in its individual
capacity but solely as Trustee

             FLEET MORTGAGE CERTIFICATES TRUST 2001-1
             PASS-THROUGH CERTIFICATES, SERIES 2001-1

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in ten Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Seller and the Trustee with the consent of the Majority Certificateholders or the Class Majority Certificateholders. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like Class and aggregate Percentage Interest will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make payments and to send certain notices to Certificateholders as set forth in the Agreement) shall terminate upon (i) the optional repurchase by the party named in the Agreement of all the Pooled Securities in accordance with the terms of the Agreement, or (ii) the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following the final distribution to be made on the Pooled Securities. Such optional repurchase may be made only on any Distribution Date upon the determination, based upon an opinion of counsel, that the REMIC status of the REMIC has been lost or that a substantial risk exists that such status will be lost for the then current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                                  ______________________________
                                        Signature by or on behalf of assignor


                                        ______________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
for the account of ____________________________________________________________
account number_____________, or, if mailed by check to ________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
This information is provided by _______________________________________________
the assignee named above, or __________________________________________________
as its agent.

                                                                       EXHIBIT B

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY LOSS AMOUNTS ALLOCATED HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO. A-2-

                              FLEET MORTGAGE CERTIFICATE TRUST 2001-1

                            STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                          SELLER

                             PASS-THROUGH CERTIFICATES, SERIES 2001-1

                                                                                                             CUSIP NO. 339010 AB 6
                                                                                                             ISIN NO. US339010AB64
FIRST DISTRIBUTION DATE                     :    APRIL 30, 2001       CLASS                             :    A-2
ASSUMED FINAL DISTRIBUTION DATE             :    MAY 28, 2029         ORIGINAL CERTIFICATE PRINCIPAL
                                                                      BALANCE OF THIS CERTIFICATE
                                                                      ("DENOMINATION")                  :    $
CERTIFICATE RATE                            :    6.25%                APPROXIMATE CLASS ORIGINAL
                                                                      CERTIFICATE PRINCIPAL BALANCE     :    $236,106,917

THIS CERTIFIES THAT
is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in the above referenced trust (the "Trust"), the assets of which consist of a pool of 84 classes of mortgage-backed securities (the "Pooled Securities"), the assets of which consist primarily of conventional, fixed rate, first lien mortgage loans secured by one- to four-family residences or cooperative loans secured by shares in cooperative corporations ("Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. (the "Seller") to the Trust. The Trust was created pursuant to the Pooling Agreement dated as of March 1, 2001 (the "Agreement"), by and between the Seller, as seller, and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     The Holder of this Certificate will be entitled to receive interest on its Certificate Principal Balance on each monthly Distribution Date at the fixed per annum interest rate indicated above. The Holder of this Certificate is also entitled to receive its pro rata share of distributions of principal in the amounts and at the times provided in the Agreement for the Class of which this Certificate is a part. The Assumed Final Distribution Date is approximately one month after the Pooled Security Distribution Date on which the final scheduled distribution on the last to mature of the Related Pooled Securities is scheduled to be made. Since the rate of payment of principal on the underlying Mortgage Loans can be expected to exceed the rate of payments used in calculating each such final scheduled distribution, the date of the final distribution on this Class of Certificates is expected to be earlier, and could be substantially earlier, than the Assumed Final Distribution Date.
        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Certificate Principal Balance of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
       Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

DATED:  ______________



                                                  BANK ONE, NATIONAL ASSOCIATION
Countersigned:                                    Not in its individual capacity
                                                  but solely as Trustee



By: ___________________________________           By: _________________________
Authorized signatory of Bank One,                      AUTHORIZED OFFICER
National Association not in its individual
capacity but solely as Trustee

             FLEET MORTGAGE CERTIFICATES TRUST 2001-1
             PASS-THROUGH CERTIFICATES, SERIES 2001-1

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in ten Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Seller and the Trustee with the consent of the Majority Certificateholders or the Class Majority Certificateholders. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like Class and aggregate Percentage Interest will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make payments and to send certain notices to Certificateholders as set forth in the Agreement) shall terminate upon (i) the optional repurchase by the party named in the Agreement of all the Pooled Securities in accordance with the terms of the Agreement, or (ii) the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following the final distribution to be made on the Pooled Securities. Such optional repurchase may be made only on any Distribution Date upon the determination, based upon an opinion of counsel, that the REMIC status of the REMIC has been lost or that a substantial risk exists that such status will be lost for the then current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                                  ______________________________
                                        Signature by or on behalf of assignor


                                        ______________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
for the account of ____________________________________________________________
account number_____________, or, if mailed by check to ________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
This information is provided by _______________________________________________
the assignee named above, or __________________________________________________
as its agent.

                                                                       EXHIBIT C

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY LOSS AMOUNTS ALLOCATED HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO. A-3-

                              FLEET MORTGAGE CERTIFICATE TRUST 2001-1

                            STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                          SELLER

                             PASS-THROUGH CERTIFICATES, SERIES 2001-1

                                                                                                             CUSIP NO. 339010 AC 4
                                                                                                             ISIN NO. US339010AC48
FIRST DISTRIBUTION DATE                     :    APRIL 30, 2001       CLASS                             :    A-3
ASSUMED FINAL DISTRIBUTION DATE             :    JUNE 28, 2030        ORIGINAL CERTIFICATE PRINCIPAL
                                                                      BALANCE OF THIS CERTIFICATE
                                                                      ("DENOMINATION")                  :    $
CERTIFICATE RATE                            :    6.50%                APPROXIMATE CLASS ORIGINAL
                                                                      CERTIFICATE PRINCIPAL BALANCE     :    $339,604,434

THIS CERTIFIES THAT
is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in the above referenced trust (the "Trust"), the assets of which consist of a pool of 84 classes of mortgage-backed securities (the "Pooled Securities"), the assets of which consist primarily of conventional, fixed rate, first lien mortgage loans secured by one- to four-family residences or cooperative loans secured by shares in cooperative corporations ("Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. (the "Seller") to the Trust. The Trust was created pursuant to the Pooling Agreement dated as of March 1, 2001 (the "Agreement"), by and between the Seller, as seller, and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     The Holder of this Certificate will be entitled to receive interest on its Certificate Principal Balance on each monthly Distribution Date at the fixed per annum interest rate indicated above. The Holder of this Certificate is also entitled to receive its pro rata share of distributions of principal in the amounts and at the times provided in the Agreement for the Class of which this Certificate is a part. The Assumed Final Distribution Date is approximately one month after the Pooled Security Distribution Date on which the final scheduled distribution on the last to mature of the Related Pooled Securities is scheduled to be made. Since the rate of payment of principal on the underlying Mortgage Loans can be expected to exceed the rate of payments used in calculating each such final scheduled distribution, the date of the final distribution on this Class of Certificates is expected to be earlier, and could be substantially earlier, than the Assumed Final Distribution Date.
        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Certificate Principal Balance of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
       Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

DATED:  ______________



                                                  BANK ONE, NATIONAL ASSOCIATION
Countersigned:                                    Not in its individual capacity
                                                  but solely as Trustee



By: ___________________________________           By: _________________________
Authorized signatory of Bank One,                      AUTHORIZED OFFICER
National Association not in its individual
capacity but solely as Trustee

             FLEET MORTGAGE CERTIFICATES TRUST 2001-1
             PASS-THROUGH CERTIFICATES, SERIES 2001-1

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in ten Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Seller and the Trustee with the consent of the Majority Certificateholders or the Class Majority Certificateholders. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like Class and aggregate Percentage Interest will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make payments and to send certain notices to Certificateholders as set forth in the Agreement) shall terminate upon (i) the optional repurchase by the party named in the Agreement of all the Pooled Securities in accordance with the terms of the Agreement, or (ii) the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following the final distribution to be made on the Pooled Securities. Such optional repurchase may be made only on any Distribution Date upon the determination, based upon an opinion of counsel, that the REMIC status of the REMIC has been lost or that a substantial risk exists that such status will be lost for the then current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                                  ______________________________
                                        Signature by or on behalf of assignor


                                        ______________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
for the account of ____________________________________________________________
account number_____________, or, if mailed by check to ________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
This information is provided by _______________________________________________
the assignee named above, or __________________________________________________
as its agent.

                                                                       EXHIBIT D

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY LOSS AMOUNTS ALLOCATED HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO. A-4-

                              FLEET MORTGAGE CERTIFICATE TRUST 2001-1

                            STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                          SELLER

                             PASS-THROUGH CERTIFICATES, SERIES 2001-1

                                                                                                             CUSIP NO. 339010 AD 2
                                                                                                             ISIN NO. US339010AD21
FIRST DISTRIBUTION DATE                     :    APRIL 30, 2001       CLASS                             :    A-4
ASSUMED FINAL DISTRIBUTION DATE             :    JANUARY 28, 2030     ORIGINAL CERTIFICATE PRINCIPAL
                                                                      BALANCE OF THIS CERTIFICATE
                                                                      ("DENOMINATION")                  :    $
CERTIFICATE RATE                            :    6.75%                APPROXIMATE CLASS ORIGINAL
                                                                      CERTIFICATE PRINCIPAL BALANCE     :    $308,026,787

THIS CERTIFIES THAT
is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in the above referenced trust (the "Trust"), the assets of which consist of a pool of 84 classes of mortgage-backed securities (the "Pooled Securities"), the assets of which consist primarily of conventional, fixed rate, first lien mortgage loans secured by one- to four-family residences or cooperative loans secured by shares in cooperative corporations ("Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. (the "Seller") to the Trust. The Trust was created pursuant to the Pooling Agreement dated as of March 1, 2001 (the "Agreement"), by and between the Seller, as seller, and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     The Holder of this Certificate will be entitled to receive interest on its Certificate Principal Balance on each monthly Distribution Date at the fixed per annum interest rate indicated above. The Holder of this Certificate is also entitled to receive its pro rata share of distributions of principal in the amounts and at the times provided in the Agreement for the Class of which this Certificate is a part. The Assumed Final Distribution Date is approximately one month after the Pooled Security Distribution Date on which the final scheduled distribution on the last to mature of the Related Pooled Securities is scheduled to be made. Since the rate of payment of principal on the underlying Mortgage Loans can be expected to exceed the rate of payments used in calculating each such final scheduled distribution, the date of the final distribution on this Class of Certificates is expected to be earlier, and could be substantially earlier, than the Assumed Final Distribution Date.
        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Certificate Principal Balance of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
       Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

DATED:  ______________



                                                  BANK ONE, NATIONAL ASSOCIATION
Countersigned:                                    Not in its individual capacity
                                                  but solely as Trustee



By: ___________________________________           By: _________________________
Authorized signatory of Bank One,                      AUTHORIZED OFFICER
National Association not in its individual
capacity but solely as Trustee

             FLEET MORTGAGE CERTIFICATES TRUST 2001-1
             PASS-THROUGH CERTIFICATES, SERIES 2001-1

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in ten Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Seller and the Trustee with the consent of the Majority Certificateholders or the Class Majority Certificateholders. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like Class and aggregate Percentage Interest will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make payments and to send certain notices to Certificateholders as set forth in the Agreement) shall terminate upon (i) the optional repurchase by the party named in the Agreement of all the Pooled Securities in accordance with the terms of the Agreement, or (ii) the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following the final distribution to be made on the Pooled Securities. Such optional repurchase may be made only on any Distribution Date upon the determination, based upon an opinion of counsel, that the REMIC status of the REMIC has been lost or that a substantial risk exists that such status will be lost for the then current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                                  ______________________________
                                        Signature by or on behalf of assignor


                                        ______________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
for the account of ____________________________________________________________
account number_____________, or, if mailed by check to ________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
This information is provided by _______________________________________________
the assignee named above, or __________________________________________________
as its agent.

                                                                       EXHIBIT E

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY LOSS AMOUNTS ALLOCATED HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO. A-5-

                              FLEET MORTGAGE CERTIFICATE TRUST 2001-1

                            STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                          SELLER

                             PASS-THROUGH CERTIFICATES, SERIES 2001-1

                                                                                                             CUSIP NO. 339010 AE 0
                                                                                                             ISIN NO. US339010AE04
FIRST DISTRIBUTION DATE                     :    APRIL 30, 2001       CLASS                             :    A-5
ASSUMED FINAL DISTRIBUTION DATE             :    JANUARY 28, 2030     ORIGINAL CERTIFICATE PRINCIPAL
                                                                      BALANCE OF THIS CERTIFICATE
                                                                      ("DENOMINATION")                  :    $
CERTIFICATE RATE                            :    7.50%                APPROXIMATE CLASS ORIGINAL
                                                                      CERTIFICATE PRINCIPAL BALANCE     :    $36,217,534

THIS CERTIFIES THAT
is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in the above referenced trust (the "Trust"), the assets of which consist of a pool of 84 classes of mortgage-backed securities (the "Pooled Securities"), the assets of which consist primarily of conventional, fixed rate, first lien mortgage loans secured by one- to four-family residences or cooperative loans secured by shares in cooperative corporations ("Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. (the "Seller") to the Trust. The Trust was created pursuant to the Pooling Agreement dated as of March 1, 2001 (the "Agreement"), by and between the Seller, as seller, and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     The Holder of this Certificate will be entitled to receive interest on its Certificate Principal Balance on each monthly Distribution Date at the fixed per annum interest rate indicated above. The Holder of this Certificate is also entitled to receive its pro rata share of distributions of principal in the amounts and at the times provided in the Agreement for the Class of which this Certificate is a part. The Assumed Final Distribution Date is approximately one month after the Pooled Security Distribution Date on which the final scheduled distribution on the last to mature of the Related Pooled Securities is scheduled to be made. Since the rate of payment of principal on the underlying Mortgage Loans can be expected to exceed the rate of payments used in calculating each such final scheduled distribution, the date of the final distribution on this Class of Certificates is expected to be earlier, and could be substantially earlier, than the Assumed Final Distribution Date.
        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Certificate Principal Balance of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
       Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

DATED:  ______________



                                                  BANK ONE, NATIONAL ASSOCIATION
Countersigned:                                    Not in its individual capacity
                                                  but solely as Trustee



By: ___________________________________           By: _________________________
Authorized signatory of Bank One,                      AUTHORIZED OFFICER
National Association not in its individual
capacity but solely as Trustee

             FLEET MORTGAGE CERTIFICATES TRUST 2001-1
             PASS-THROUGH CERTIFICATES, SERIES 2001-1

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in ten Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Seller and the Trustee with the consent of the Majority Certificateholders or the Class Majority Certificateholders. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like Class and aggregate Percentage Interest will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make payments and to send certain notices to Certificateholders as set forth in the Agreement) shall terminate upon (i) the optional repurchase by the party named in the Agreement of all the Pooled Securities in accordance with the terms of the Agreement, or (ii) the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following the final distribution to be made on the Pooled Securities. Such optional repurchase may be made only on any Distribution Date upon the determination, based upon an opinion of counsel, that the REMIC status of the REMIC has been lost or that a substantial risk exists that such status will be lost for the then current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                                  ______________________________
                                        Signature by or on behalf of assignor


                                        ______________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
for the account of ____________________________________________________________
account number_____________, or, if mailed by check to ________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
This information is provided by _______________________________________________
the assignee named above, or __________________________________________________
as its agent.

                                                                       EXHIBIT F

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY LOSS AMOUNTS ALLOCATED HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO. A-6-

                              FLEET MORTGAGE CERTIFICATE TRUST 2001-1

                            STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                          SELLER

                             PASS-THROUGH CERTIFICATES, SERIES 2001-1

                                                                                                             CUSIP NO. 339010 AF 7
                                                                                                             ISIN NO. US339010AF78
FIRST DISTRIBUTION DATE                     :    APRIL 30, 2001       CLASS                             :    A-6
ASSUMED FINAL DISTRIBUTION DATE             :    JANUARY 28, 2029     ORIGINAL CERTIFICATE PRINCIPAL
                                                                      BALANCE OF THIS CERTIFICATE
                                                                      ("DENOMINATION")                  :    $
CERTIFICATE RATE                            :    VARIABLE             APPROXIMATE CLASS ORIGINAL
                                                                      CERTIFICATE PRINCIPAL BALANCE     :    $270,883,020

THIS CERTIFIES THAT
is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in the above referenced trust (the "Trust"), the assets of which consist of a pool of 84 classes of mortgage-backed securities (the "Pooled Securities"), the assets of which consist primarily of conventional, fixed rate, first lien mortgage loans secured by one- to four-family residences or cooperative loans secured by shares in cooperative corporations ("Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. (the "Seller") to the Trust. The Trust was created pursuant to the Pooling Agreement dated as of March 1, 2001 (the "Agreement"), by and between the Seller, as seller, and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     The Holder of this Certificate will be entitled to receive interest on its Certificate Principal Balance on each monthly Distribution Date at a variable per annum interest rate equal to the weighted average of the Pooled Security Interest Rates of the Related Pooled Securities. The Holder of this Certificate is also entitled to receive its pro rata share of distributions of principal in the amounts and at the times provided in the Agreement for the Class of which this Certificate is a part. The Assumed Final Distribution Date is approximately one month after the Pooled Security Distribution Date on which the final scheduled distribution on the last to mature of the Related Pooled Securities is scheduled to be made. Since the rate of payment of principal on the underlying Mortgage Loans can be expected to exceed the rate of payments used in calculating each such final scheduled distribution, the date of the final distribution on this Class of Certificates is expected to be earlier, and could be substantially earlier, than the Assumed Final Distribution Date.
        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Certificate Principal Balance of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
       Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

DATED:  ______________



                                                  BANK ONE, NATIONAL ASSOCIATION
Countersigned:                                    Not in its individual capacity
                                                  but solely as Trustee



By: ___________________________________           By: _________________________
Authorized signatory of Bank One,                      AUTHORIZED OFFICER
National Association not in its individual
capacity but solely as Trustee

             FLEET MORTGAGE CERTIFICATES TRUST 2001-1
             PASS-THROUGH CERTIFICATES, SERIES 2001-1

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in ten Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Seller and the Trustee with the consent of the Majority Certificateholders or the Class Majority Certificateholders. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like Class and aggregate Percentage Interest will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make payments and to send certain notices to Certificateholders as set forth in the Agreement) shall terminate upon (i) the optional repurchase by the party named in the Agreement of all the Pooled Securities in accordance with the terms of the Agreement, or (ii) the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following the final distribution to be made on the Pooled Securities. Such optional repurchase may be made only on any Distribution Date upon the determination, based upon an opinion of counsel, that the REMIC status of the REMIC has been lost or that a substantial risk exists that such status will be lost for the then current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                                  ______________________________
                                        Signature by or on behalf of assignor


                                        ______________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
for the account of ____________________________________________________________
account number_____________, or, if mailed by check to ________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
This information is provided by _______________________________________________
the assignee named above, or __________________________________________________
as its agent.

                                                                       EXHIBIT G

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY LOSS AMOUNTS ALLOCATED HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO. A-7-

                              FLEET MORTGAGE CERTIFICATE TRUST 2001-1

                            STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                          SELLER

                             PASS-THROUGH CERTIFICATES, SERIES 2001-1

                                                                                                             CUSIP NO. 339010 AG 5
                                                                                                             ISIN NO. US339010AG51
FIRST DISTRIBUTION DATE                     :    APRIL 30, 2001       CLASS                             :    A-7
ASSUMED FINAL DISTRIBUTION DATE             :    JANUARY 28, 2030     ORIGINAL CERTIFICATE PRINCIPAL
                                                                      BALANCE OF THIS CERTIFICATE
                                                                      ("DENOMINATION")                  :    $
CERTIFICATE RATE                            :    7.50%                APPROXIMATE CLASS ORIGINAL
                                                                      CERTIFICATE PRINCIPAL BALANCE     :    $53,839,151

THIS CERTIFIES THAT
is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in the above referenced trust (the "Trust"), the assets of which consist of a pool of 84 classes of mortgage-backed securities (the "Pooled Securities"), the assets of which consist primarily of conventional, fixed rate, first lien mortgage loans secured by one- to four-family residences or cooperative loans secured by shares in cooperative corporations ("Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. (the "Seller") to the Trust. The Trust was created pursuant to the Pooling Agreement dated as of March 1, 2001 (the "Agreement"), by and between the Seller, as seller, and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     The Holder of this Certificate will be entitled to receive interest on its Certificate Principal Balance on each monthly Distribution Date at the fixed per annum interest rate indicated above. The Holder of this Certificate is also entitled to receive its pro rata share of distributions of principal in the amounts and at the times provided in the Agreement for the Class of which this Certificate is a part. The Assumed Final Distribution Date is approximately one month after the Pooled Security Distribution Date on which the final scheduled distribution on the last to mature of the Related Pooled Securities is scheduled to be made. Since the rate of payment of principal on the underlying Mortgage Loans can be expected to exceed the rate of payments used in calculating each such final scheduled distribution, the date of the final distribution on this Class of Certificates is expected to be earlier, and could be substantially earlier, than the Assumed Final Distribution Date.
        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Certificate Principal Balance of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
       Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

DATED:  ______________



                                                  BANK ONE, NATIONAL ASSOCIATION
Countersigned:                                    Not in its individual capacity
                                                  but solely as Trustee



By: ___________________________________           By: _________________________
Authorized signatory of Bank One,                      AUTHORIZED OFFICER
National Association not in its individual
capacity but solely as Trustee

             FLEET MORTGAGE CERTIFICATES TRUST 2001-1
             PASS-THROUGH CERTIFICATES, SERIES 2001-1

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in ten Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Seller and the Trustee with the consent of the Majority Certificateholders or the Class Majority Certificateholders. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like Class and aggregate Percentage Interest will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make payments and to send certain notices to Certificateholders as set forth in the Agreement) shall terminate upon (i) the optional repurchase by the party named in the Agreement of all the Pooled Securities in accordance with the terms of the Agreement, or (ii) the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following the final distribution to be made on the Pooled Securities. Such optional repurchase may be made only on any Distribution Date upon the determination, based upon an opinion of counsel, that the REMIC status of the REMIC has been lost or that a substantial risk exists that such status will be lost for the then current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                                  ______________________________
                                        Signature by or on behalf of assignor


                                        ______________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
for the account of ____________________________________________________________
account number_____________, or, if mailed by check to ________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
This information is provided by _______________________________________________
the assignee named above, or __________________________________________________
as its agent.

                                                                       EXHIBIT H

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY LOSS AMOUNTS ALLOCATED HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO. A-8-

                              FLEET MORTGAGE CERTIFICATE TRUST 2001-1

                            STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                          SELLER

                             PASS-THROUGH CERTIFICATES, SERIES 2001-1

                                                                                                             CUSIP NO. 339010 AH 3
                                                                                                             ISIN NO. US339010AH35
FIRST DISTRIBUTION DATE                     :    APRIL 30, 2001       CLASS                             :    A-8
ASSUMED FINAL DISTRIBUTION DATE             :    JUNE 28, 2029        ORIGINAL CERTIFICATE PRINCIPAL
                                                                      BALANCE OF THIS CERTIFICATE
                                                                      ("DENOMINATION")                  :    $
CERTIFICATE RATE                            :    VARIABLE             APPROXIMATE CLASS ORIGINAL
                                                                      CERTIFICATE PRINCIPAL BALANCE     :    $122,173,674

THIS CERTIFIES THAT
is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in the above referenced trust (the "Trust"), the assets of which consist of a pool of 84 classes of mortgage-backed securities (the "Pooled Securities"), the assets of which consist primarily of conventional, fixed rate, first lien mortgage loans secured by one- to four-family residences or cooperative loans secured by shares in cooperative corporations ("Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. (the "Seller") to the Trust. The Trust was created pursuant to the Pooling Agreement dated as of March 1, 2001 (the "Agreement"), by and between the Seller, as seller, and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     The Holder of this Certificate will be entitled to receive interest on its Certificate Principal Balance on each monthly Distribution Date at a variable per annum interest rate equal to the weighted average of the Pooled Security Interest Rates of the Related Pooled Securities. The Holder of this Certificate is also entitled to receive its pro rata share of distributions of principal in the amounts and at the times provided in the Agreement for the Class of which this Certificate is a part. The Assumed Final Distribution Date is approximately one month after the Pooled Security Distribution Date on which the final scheduled distribution on the last to mature of the Related Pooled Securities is scheduled to be made. Since the rate of payment of principal on the underlying Mortgage Loans can be expected to exceed the rate of payments used in calculating each such final scheduled distribution, the date of the final distribution on this Class of Certificates is expected to be earlier, and could be substantially earlier, than the Assumed Final Distribution Date.
        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Certificate Principal Balance of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
       Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

DATED:  ______________



                                                  BANK ONE, NATIONAL ASSOCIATION
Countersigned:                                    Not in its individual capacity
                                                  but solely as Trustee



By: ___________________________________           By: _________________________
Authorized signatory of Bank One,                      AUTHORIZED OFFICER
National Association not in its individual
capacity but solely as Trustee

             FLEET MORTGAGE CERTIFICATES TRUST 2001-1
             PASS-THROUGH CERTIFICATES, SERIES 2001-1

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in ten Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Seller and the Trustee with the consent of the Majority Certificateholders or the Class Majority Certificateholders. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like Class and aggregate Percentage Interest will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make payments and to send certain notices to Certificateholders as set forth in the Agreement) shall terminate upon (i) the optional repurchase by the party named in the Agreement of all the Pooled Securities in accordance with the terms of the Agreement, or (ii) the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following the final distribution to be made on the Pooled Securities. Such optional repurchase may be made only on any Distribution Date upon the determination, based upon an opinion of counsel, that the REMIC status of the REMIC has been lost or that a substantial risk exists that such status will be lost for the then current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                                  ______________________________
                                        Signature by or on behalf of assignor


                                        ______________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
for the account of ____________________________________________________________
account number_____________, or, if mailed by check to ________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
This information is provided by _______________________________________________
the assignee named above, or __________________________________________________
as its agent.

                                                                       EXHIBIT I

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY LOSS AMOUNTS ALLOCATED HERETO AND INCREASED BY ACCRUED BUT UNPAID INTEREST TO THE EXTENT PROVIDED IN THE AGREEMENT. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO. A-9-

                              FLEET MORTGAGE CERTIFICATE TRUST 2001-1

                            STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                          SELLER

                             PASS-THROUGH CERTIFICATES, SERIES 2001-1

                                                                                                             CUSIP NO. 339010 AJ 9
                                                                                                             ISIN NO. US339010AJ90
FIRST DISTRIBUTION DATE                     :    APRIL 30, 2001       CLASS                             :    A-9
ASSUMED FINAL DISTRIBUTION DATE             :    JULY 28, 2029        ORIGINAL CERTIFICATE PRINCIPAL
                                                                      BALANCE OF THIS CERTIFICATE
                                                                      ("DENOMINATION")                  :    $
CERTIFICATE RATE                            :    6.00%                APPROXIMATE CLASS ORIGINAL
                                                                      CERTIFICATE PRINCIPAL BALANCE     :    $1,000,000

THIS CERTIFIES THAT
is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in the above referenced trust (the "Trust"), the assets of which consist of a pool of 84 classes of mortgage-backed securities (the "Pooled Securities"), the assets of which consist primarily of conventional, fixed rate, first lien mortgage loans secured by one- to four-family residences or cooperative loans secured by shares in cooperative corporations ("Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. (the "Seller") to the Trust. The Trust was created pursuant to the Pooling Agreement dated as of March 1, 2001 (the "Agreement"), by and between the Seller, as seller, and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest will accrue on the Certificate Principal Balance of this Certificate during each Interest Accrual Period at the fixed per annum interest rate indicated above. Interest so accrued will not be paid until the earlier of the Distribution Date on which the Class A-1 Certificates are paid in full or the Distribution Date immediately following the Class A-9 Related Pooled Security Credit Support Depletion Date. Interest accrued but not paid on this Certificate in accordance with the foregoing will be added to the Certificate Principal Balance hereof. The Holder of this Certificate is entitled to receive its pro rata share of distributions of principal in the amounts and at the times provided in the Agreement for the Class of which this Certificate is a part. The Assumed Final Distribution Date is approximately one month after the Pooled Security Distribution Date on which the final scheduled distribution on the last to mature of the Related Pooled Securities is scheduled to be made. Since the rate of payment of principal on the underlying Mortgage Loans can be expected to exceed the rate of payments used in calculating each such final scheduled distribution, the date of the final distribution on this Class of Certificates is expected to be earlier, and could be substantially earlier, than the Assumed Final Distribution Date.
        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Certificate Principal Balance of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
       Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

DATED:  ______________



                                                  BANK ONE, NATIONAL ASSOCIATION
Countersigned:                                    Not in its individual capacity
                                                  but solely as Trustee



By: ___________________________________           By: _________________________
Authorized signatory of Bank One,                      AUTHORIZED OFFICER
National Association not in its individual
capacity but solely as Trustee

             FLEET MORTGAGE CERTIFICATES TRUST 2001-1
             PASS-THROUGH CERTIFICATES, SERIES 2001-1

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in ten Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Seller and the Trustee with the consent of the Majority Certificateholders or the Class Majority Certificateholders. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like Class and aggregate Percentage Interest will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make payments and to send certain notices to Certificateholders as set forth in the Agreement) shall terminate upon (i) the optional repurchase by the party named in the Agreement of all the Pooled Securities in accordance with the terms of the Agreement, or (ii) the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following the final distribution to be made on the Pooled Securities. Such optional repurchase may be made only on any Distribution Date upon the determination, based upon an opinion of counsel, that the REMIC status of the REMIC has been lost or that a substantial risk exists that such status will be lost for the then current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                                  ______________________________
                                        Signature by or on behalf of assignor


                                        ______________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
for the account of ____________________________________________________________
account number_____________, or, if mailed by check to ________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
This information is provided by _______________________________________________
the assignee named above, or __________________________________________________
as its agent.

                                                                       EXHIBIT J

        THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IT IS NOT A "DISQUALIFIED ORGANIZATION" AND WILL NOT TRANSFER THIS CERTIFICATE TO A "DISQUALIFIED ORGANIZATION." THE TERM "DISQUALIFIED ORGANIZATION" IS DEFINED IN SECTION 860E(E)(5) OF THE CODE AND IN THE AGREEMENT. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT (A) IT IS NOT ACQUIRING CERTIFICATES FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION AND
(B) IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS (1) IT HAS RECEIVED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND (2) AS OF THE TIME OF THE TRANSFER, IT DOES NOT HAVE ACTUAL KNOWLEDGE THAT THE AFFIDAVIT OF THE PROPOSED TRANSFEREE IS FALSE. IN THE EVENT THAT LEGISLATION IS ENACTED WHICH WOULD SUBJECT THE TRUST REFERRED TO BELOW TO TAX (OR DISQUALIFY THE TRUST REFERRED TO BELOW) ON THE TRANSFER OF AN INTEREST REPRESENTED BY THIS CERTIFICATE TO ANY OTHER PERSON OR PERSONS, THE SELLER AND THE TRUSTEE SHALL, WITHOUT FURTHER ACTION ON THE PART OF THE HOLDER OF THE RESIDUAL CERTIFICATE BE EMPOWERED, TO THE FULLEST EXTENT POSSIBLE AND AS IF IT HAD SO VOTED, TO AMEND THE AGREEMENT REFERRED TO BELOW TO RESTRICT OR PROHIBIT PROSPECTIVELY SUCH TRANSFER. THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-U.S. PERSON AS DESCRIBED IN SECTION 4.05(C) OF THE AGREEMENT REFERRED TO BELOW WITHOUT THE PRIOR WRITTEN CONSENT OF BANK ONE, NATIONAL ASSOCIATION, ACTING FOR THE TAX MATTERS PERSON.
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY A TRANSFEREE UNLESS THE PROPOSED TRANSFEREE CERTIFIES TO THE TRUSTEE THAT IT IS NOT ACQUIRING SUCH CERTIFICATES DIRECTLY OR INDIRECTLY FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

NO. R-
                              FLEET MORTGAGE CERTIFICATE TRUST 2001-1

                            STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                          SELLER

                         PASS-THROUGH CERTIFICATES, SERIES 2001-1

                                                                                                             CUSIP NO. 339010 AK 6
                                                                                                             ISIN NO. US339010AK63
FIRST DISTRIBUTION DATE                     :    APRIL 30, 2001       CLASS                             :    R
ASSUMED FINAL DISTRIBUTION DATE             :    JUNE 28, 2030        ORIGINAL CERTIFICATE PRINCIPAL
                                                                      BALANCE OF THIS CERTIFICATE
                                                                      ("DENOMINATION")                  :    $100.00
CERTIFICATE RATE                            :    6.00%                APPROXIMATE CLASS ORIGINAL
                                                                      CERTIFICATE PRINCIPAL BALANCE     :    $100.00

THIS CERTIFIES THAT
is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in the above referenced trust (the "Trust"), the assets of which consist of a pool of 84 classes of mortgage-backed securities (the "Pooled Securities"), the assets of which consist primarily of conventional, fixed rate, first lien mortgage loans secured by one- to four-family residences or cooperative loans secured by shares in cooperative corporations ("Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. (the "Seller") to the Trust. The Trust was created pursuant to the Pooling Agreement dated as of March 1, 1998 (the "Agreement"), by and between the Seller, as seller, and Bank One, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     The Holder of this Certificate will be entitled to receive interest on its Certificate Principal Balance on each monthly Distribution Date at the fixed per annum interest rate. The Assumed Final Distribution Date is approximately one month after the Pooled Security Distribution Date on which the final scheduled distribution on the last to mature of the related Pooled Securities is scheduled to be made. Since the rate of payment of principal on the Underlying Mortgage Loans can be expected to exceed the rate of payments used in calculating each such final scheduled distribution, the date of the final distribution on this Class of Certificates is expected to be earlier, and could be substantially earlier, than the Assumed Final Distribution Date. The holder of this Certificate is also entitled to receive any remaining assets of the Trust after all other Classes of Certificates have been paid in full (other than amounts payable to the Trustee as its fee).
        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Certificate Principal Balance of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
     Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

DATED:  ______________



                                                  BANK ONE, NATIONAL ASSOCIATION
Countersigned:                                    Not in its individual capacity
                                                  but solely as Trustee



By: ___________________________________           By: _________________________
Authorized signatory of Bank One,                      AUTHORIZED OFFICER
National Association not in its individual
capacity but solely as Trustee

             FLEET MORTGAGE CERTIFICATES TRUST 2001-1
             PASS-THROUGH CERTIFICATES, SERIES 2001-1

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in ten Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Seller and the Trustee with the consent of the Majority Certificateholders or the Class Majority Certificateholders. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like Class and aggregate Percentage Interest will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make payments and to send certain notices to Certificateholders as set forth in the Agreement) shall terminate upon (i) the optional repurchase by the party named in the Agreement of all the Pooled Securities in accordance with the terms of the Agreement, or (ii) the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following the final distribution to be made on the Pooled Securities. Such optional repurchase may be made only on any Distribution Date upon the determination, based upon an opinion of counsel, that the REMIC status of the REMIC has been lost or that a substantial risk exists that such status will be lost for the then current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                                  ______________________________
                                        Signature by or on behalf of assignor


                                        ______________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
for the account of ____________________________________________________________
account number_____________, or, if mailed by check to ________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
This information is provided by _______________________________________________
the assignee named above, or __________________________________________________
as its agent.

                                                                      EXHIBIT K


                            Affidavit pursuant to Section 860E(e)(4) of the Internal Revenue Code of 1986, as amended, and for other purposes


STATE OF                 )
                         ) ss:
COUNTY OF                )


     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is a [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit.

     2. That (i) the Investor is not a "disqualified organization" as defined in
Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended, and will not be a disqualified organization as of the date of acquisition of the Residual Certificate (as defined below); (ii) it is not acquiring the Fleet Mortgage Certificate Trust 2001-1 Pass-Through Certificates, Series 2001-1, Class R Certificate (the "Residual Certificate") for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling Agreement that shall be deemed necessary by Structured Asset Mortgage Investments Inc. (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Residual Certificate will not be owned directly or indirectly by a disqualified organization; (iv) no purpose of the acquisition of the Residual Certificate is to avoid or impede the assessment or collection of tax; (v) it understands that it may incur tax liabilities in excess of any cash flows generated by the Residual Certificate, (vi) it intends to pay the taxes associated with holding the Residual Certificate and (vii) it will not transfer such Residual Certificate unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same seven representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

     3. That the Investor is one of the following: (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     4. That the Investor's taxpayer identification number is ___________.


     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this day of , 199_.

                                [NAME OF INVESTOR]


                             By:
                                 ---------------------------------------------
                             [Name of Officer]
                             [Title of Officer]
                             [Address of Investor for
                              receipt of distributions]

                             Address of Investor
                             for receipt of tax information:


     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

     Subscribed and sworn before me this day of , 200_.



NOTARY PUBLIC

COUNTY OF

STATE OF


My commission expires the     day of        , 20  .

                                                                       EXHIBIT L

RELATED POOLED SECURITIES*

Class A-1 and Class A-9 Certificates

------ ------------ ------------- -------- ------------- -------------------- ----------------- ----------------- ------------------
         NAME           SERIES     CLASS        CUSIP     PRINCIPAL BALANCE   PERCENT PRINCIPAL  PERCENT INTEREST EFFECTIVE INTEREST
                                                                                                                         RATE
------ ------------ ------------- -------- ------------- -------------------- ----------------- ----------------- ------------------
    1       AMAC       1999-01       A6       00077BEY5       $24,643,956            100%             100.00%              6.00%
------ ------------ ------------- -------- ------------- -------------------- ----------------- ----------------- ------------------
    2      BOAMS       1999-01       A2       060506AB8       $27,346,360            100%             100.00%              6.00%
------ ------------ ------------- -------- ------------- -------------------- ----------------- ----------------- ------------------
    3      CHASE       1998-S8       A3       16162TDC7        $5,537,312             30%              28.35%              6.00%
------ ------------ ------------- -------- ------------- -------------------- ----------------- ----------------- ------------------
    4       CWHL       1999-02       A1       12669A7F5          $754,402              5%               5.00%              6.00%
------ ------------ ------------- -------- ------------- -------------------- ----------------- ----------------- ------------------
    5      GECMS       1994-07      A12       36157LT73          $800,317              5%               5.00%              6.00%
------ ------------ ------------- -------- ------------- -------------------- ----------------- ----------------- ------------------
    6      NSCOR       1998-25       A7       66937RCT4        $1,517,580             10%               9.30%              6.00%
------ ------------ ------------- -------- ------------- -------------------- ----------------- ----------------- ------------------
    7      NSCOR       1998-30      A13       66937RFS3       $30,508,013            100%             100.00%              6.00%
------ ------------ ------------- -------- ------------- -------------------- ----------------- ----------------- ------------------
    8      PNCMS       1999-04      1A3       69348RJF4       $17,612,495             80%              78.05%              6.00%
------ ------------ ------------- -------- ------------- -------------------- ----------------- ----------------- ------------------
    9      RFMSI       1999-S13      A3       76110YJQ6        $1,046,700              5%               5.00%              6.00%
------ ------------ ------------- -------- ------------- -------------------- ----------------- ----------------- ------------------
   10       SAMI       1998-09      2A1       86358HDY2        $7,800,649             50%              49.98%              6.00%
------ ------------ ------------- -------- ------------- -------------------- ----------------- ----------------- ------------------
   11       SAMI       1998-12       A4       86358HGE3       $37,461,466            100%             100.00%              6.00%
------ ------------ ------------- -------- ------------- -------------------- ----------------- ----------------- ------------------



Class A-2 Certificates
----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------
      NAME         SERIES    CLASS      CUSIP     PRINCIPAL BALANCE    PERCENT PRINCIPAL     PERCENT INTEREST     EFFECTIVE INTEREST
                                                                                                                        RATE
----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------

   1    BAMS     1998-06     A1      055240KN4       $14,585,682             100%                 100.00%                6.25%
----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------

   2    BAMS     1998-06     A8      055240KV6       $14,404,736             100%                 100.00%                6.25%

----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------
   3    BAMS     1998-07     A1      055240LQ6       $15,967,315             100%                 100.00%                6.25%

----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------
   4    CMSI     1998-10     A1      172953JE2       $19,464,903             100%                 100.00%                6.25%

----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------
   5    CWHL     1998-18     2A8     12669AK37       $16,339,691             100%                 100.00%                6.25%
----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------

   6   GECMS     1998-21     A12     36157RWB7       $18,915,197             100%                 100%                   6.25%
----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------

   7   GECMS     1998-25     A8      36157RYG4       $18,749,880             100%                 100%                   6.25%
----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------

   8   NSCOR     1998-29     A2      66937REF2       $27,311,019             100%                 100%                   6.25%
----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------

   9   NSCOR     1998-33     A1      66937RGW3       $18,848,809             100%                 100%                   6.25%
----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------

  10   NSCOR     1999-09     A9      66937RQQ5       $12,283,682              50%                  49.02%                6.25%
----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------

  11   PNCMS     1998-14     1A1     69348RAN6       $16,560,039             100%                 100%                   6.25%
----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------

  12   PNCMS     1998-14     1A7     69348RAU0       $20,030,183             100%                 100%                   6.25%
----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------

  13    SAMI     1998-09     1A1     86358HDR7       $17,911,135             100%                 100%                   6.25%
----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------

  14    SAMI     1998-09     2A1     86358HDY2        $7,800,648.65           50%                  51.02%                6.25%
----- --------- ---------- -------- ----------- -------------------- -------------------- --------------------- --------------------



Class A-3 Certificates
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------
     NAME         SERIES   CLASS      CUSIP     PRINCIPAL BALANCE    PERCENT PRINCIPAL      PERCENT INTEREST     EFFECTIVE INTEREST
                                                                                                                        RATE
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

  1    BOAMS     1999-05    A1      060506DQ2       $13,003,311             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

  2    CHASE     1998-S3    A3      1616263L8       $27,873,554             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

  3    CHASE     1998-S5    A1      16162TAA4       $16,997,128             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

  4    CHASE     1998-S8    A3      16162TDC7       $12,920,394              70%                   71.65%                6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

  5    CHASE     1999-S10   A16     16162TMW3       $21,991,325             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

  6     CMSI     1998-06    A8      172953EY3        $2,811,187             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

  7    CWALT     1998-12   IIA2     12669ATF1       $14,470,847             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

  8     CWHL     1998-14    A5      126671CG9       $15,020,295             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

  9     CWHL     1998-21    A1      12669AZ72       $15,574,739             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

 10    GECMS     1998-10    2A3     36158GEK0        $9,128,258             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

 11    GECMS     1998-11    2A6     36157RKE4        $7,599,429             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

 12    GECMS     1998-12    3A1     36157RMX0       $21,772,640             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

 13     MLMI     1999-02    A4      151314BF7       $24,035,049             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

 14    NISTR     1999-01    1A1     66938DCB3       $18,617,321             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

 15    NSCOR     1998-20    A4      66937N4B1       $14,628,018             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

 16    NSCOR     1998-25    A7      66937RCT4       $13,658,220              90%                   90.70%                6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

 17    NSCOR     1999-09    A9      66937RQQ5       $12,283,682              50%                   50.98%                6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

 18     PHMS     1994-06    A4      74434R7A3        $9,747,490             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

 19    PNCMS     1998-11    1A3     69348LZ77       $21,470,957             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

 20    RFMSI     1998-S2    A7      760972ME6       $21,266,766             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

 21    RFMSI     1998-S16   A2      760972XY0        $2,720,509             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

 22     SAMI     1998-08    2A6     86358HBL2       $20,384,437             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------

 23     SAMI     1998-08    3A2     86358HBX6        $9,218,011             100%                  100%                   6.50%
---- ---------- --------- -------- ----------- -------------------- --------------------- --------------------- --------------------



Class A-4 Certificates
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------
      NAME       SERIES    CLASS      CUSIP     PRINCIPAL BALANCE    PERCENT PRINCIPAL     PERCENT INTEREST     EFFECTIVE INTEREST
                                                                                                                      RATE
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

   1    AMAC   1999-05     A2      00077BJM6       $25,168,288             100%                100    %                6.75%

----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------
   2   BSMSI   1998-01     A9      073914YT4        $8,426,130             100%                100    %                6.75%

----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------
   3   CHASE   1999-S11    A4      16162TNR3       $20,670,798             100%                100    %                6.75%

----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------
   4    CMSI   1997-02     A2      1729215M6        $3,680,000              33.33%              31.03 %                6.75%

----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------
   5    CMSI   1998-02     A9      172953CA7       $11,546,347             100%                100    %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

   6    CMSI   1998-07     A13     172953FZ9       $16,196,729             100%                100    %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

   7    CWHL   1999-08     A6      12669BDE9       $22,683,875             100%                100    %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

   8    CWHL   1999-08     A7      12669BDF6       $19,991,254             100%                100    %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

   9    CWHL   1999-11     A3      12669BKC5        $9,801,797              33.33%              31.03 %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

  10   GECMS   1998-01     A2      36157RCL7       $19,319,681             100%                100    %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

  11   GECMS   1998-13     A14     36157RPZ2       $14,880,340             100%                100    %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

  12   GECMS   1999-15     2A1     36158GGZ5       $36,026,225             100%                100    %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

  13   GECMS   1999-20     A1      36157R6S9        $7,797,242              33.33%              31.03 %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

  14   NSCOR   1998-03     A1      66937NXJ2        $8,032,895             100%                100    %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

  15   NSCOR   1998-10     A1      66937NL55       $20,400,293             100%                100    %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

  16   NSCOR   1999-21     A1      66937RF53       $11,373,977              66.67%              64.29 %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

  17   PNCMS   1998-02     3A1     69348LTW9        $6,398,970             100%                100    %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

  18   PNCMS   1998-06    1A11     69348LE88       $13,998,207             100%                100    %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

  19   PNCMS   1999-04     1A3     69348RJF4        $4,403,124              20%                 21.95 %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

  20    RALI   1999-QS10   A1      76110FV34        $6,601,006              33.33%              31.03 %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

  21    RAST   1998-A5     A7      12669ANS9        $4,696,069             100%                100    %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

  22   RFMSI   1993-S27    A5      760944QB7        $1,109,018              60%                 57.45 %                6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

  23   RFMSI   1998-S12    A3      760972VD8       $11,207,303             100%                 100%                   6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------

  24   RFMSI   1998-S13    A4      760972VY2       $10,513,058             100%                 100%                   6.75%
----- ------- ---------- -------- ----------- -------------------- -------------------- --------------------- ---------------------



Class A-5 Certificates
--- -------- ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
    NAME       SERIES    CLASS      CUSIP     PRINCIPAL BALANCE    PERCENT PRINCIPAL      PERCENT INTEREST     EFFECTIVE INTEREST
                                                                                                                      RATE
--- -------- ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------

 1    CMSI     1997-02     A2      1729215M6     $  2,222,720              20.13%                20.83%                7.50%
--- -------- ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
 2     CWHL   1999-11      A3      12669BKC5     $  5,920,285              20.13%                20.83%                7.50%
--- -------- ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
 3     CWHL   1999-12      A1      12669BHC9     $  5,994,836              30.20%                30.20%                7.50%
--- -------- ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
 4    GECMS   1999-20     A1      36157R6S9      $  4,709,534              20.13%                20.83%                7.50%
--- -------- ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
 5    NSCOR   1999-21     A1      66937RF53      $  1,717,470              10.07%                10.79%                7.50%
--- -------- ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
 6     PHMS   1995-06     A6      74434UQW7      $  3,730,705              30.20%                30.20%                7.50%
--- -------- ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
 7     RALI   1999-QS10   A1      76110FV34      $ 13,202,012              66.67%                68.97%                7.50%
--- -------- ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
 8    RFMSI   1993-S27    A5      760944QB7      $    223,282              12.08%                12.85%                7.50%
--- -------- ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------



Class A-6 Certificates
---- ------ ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
     NAME      SERIES    CLASS      CUSIP     PRINCIPAL BALANCE    PERCENT PRINCIPAL      PERCENT INTEREST     EFFECTIVE INTEREST
                                                                                                                     RATE
---- ------ ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------

  1   CHASE  1994-A      A6      161626A55       $10,472,486             100%                  100%                 6.25%
---- ------ ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------

  2   CHASE  1998-S5     A6      16162TAF3       $13,597,703             100%                  100%                 6.25%
---- ------ ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------

  3   CHASE  1999-S6     A1      16162TJL1       $35,805,311             100%                  100%                 6.25%
---- ------ ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------

  4   CHASE  1999-S9     A1      16162TKV7       $16,979,948             100%                  100%                 6.25%
---- ------ ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------

  5    CWHL  1998-17     A2      12669AF41       $14,257,359             100%                  100%                 6.25%
---- ------ ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------

  6    CWHL  1999-02     A1      12669A7F5       $14,333,633              95%                   95%                 6.00%
---- ------ ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------

  7   GECMS  1994-07     A12     36157LT73       $15,206,018              95%                   95%                 6.00%
---- ------ ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------

  8   GECMS  1998-16     A5      36157RSJ5       $32,125,379             100%                  100%                 6.25%
---- ------ ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------

  9   NSCOR  1998-20     A5      66937N4C9       $31,694,000             100%                  100%                 6.25%
---- ------ ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------

 10   NSCOR  1998-25     A3      66937RCP2       $26,250,000             100%                  100%                 5.70%
---- ------ ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------

 11   NSCOR  1999-05     A2      66937RMM8       $18,929,244             100%                  100%                 6.25%
---- ------ ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------

 12   RFMSI  1999-S10    A1      76110YEZ1       $43,611,488             100%                  100%                 6.25%
---- ------ ---------- -------- ----------- -------------------- --------------------- --------------------- ---------------------



Class A-7 Certificates
--- ------- --------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
    NAME      SERIES    CLASS      CUSIP     PRINCIPAL BALANCE    PERCENT PRINCIPAL      PERCENT INTEREST     EFFECTIVE INTEREST
                                                                                                                    RATE
--- ------- --------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
 1    CMSI  1997-02     A2      1729215M6        $5,137,280           46.53%                 48.14%                  7.50%
--- ------- --------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
 2    CWHL  1999-11     A3      12669BKC5       $13,683,309           46.53%                 48.14%                  7.50%
--- ------- --------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
 3    CWHL  1999-12     A1      12669BHC9       $13,855,615           69.80%                 69.80%                  7.50%
--- ------- --------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
 4   GECMS  1999-20     A1      36157R6S9       $10,884,950           46.53%                 48.14%                  7.50%
--- ------- --------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
 5   NSCOR  1999-21     A1      66937RF53        $3,969,518           23.27%                 24.93%                  7.50%
--- ------- --------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
 6    PHMS  1995-06     A6      74434UQW7        $8,622,623           69.80%                 69.80%                  7.50%
--- ------- --------- -------- ----------- -------------------- --------------------- --------------------- ---------------------
 7   RFMSI  1993-S27    A5      760944QB7          $516,063           27.92%                 29.70%                  7.50%
--- ------- --------- -------- ----------- -------------------- --------------------- --------------------- ---------------------



Class A-8 Certificates
--- --------- --------- -------- ---------- -------------------- --------------------- --------------------- ---------------------
    NAME        SERIES    CLASS      CUSIP    PRINCIPAL BALANCE    PERCENT PRINCIPAL      PERCENT INTEREST     EFFECTIVE INTEREST
                                                                                                                     RATE
--- --------- --------- -------- ---------- -------------------- --------------------- --------------------- ---------------------
 1   CHASE    1998-S3     A1      1616263J3      $20,166,762             100%                  100%                 6.50%
--- --------- --------- -------- ---------- -------------------- --------------------- --------------------- ---------------------
 2   GECMS    1998-24     A1      36157RWY7      $23,652,708             100%                  100%                 6.25%
--- --------- --------- -------- ---------- -------------------- --------------------- --------------------- ---------------------
 3    NMFC    1998-01     A2      63857RAB8      $16,913,770             100%                  100%                 6.50%
--- --------- --------- -------- ---------- -------------------- --------------------- --------------------- ---------------------
 4    NMFC    1998-01     A3      63857RAC6      $24,361,823             100%                  100%                 6.50%
--- --------- --------- -------- ---------- -------------------- --------------------- --------------------- ---------------------
 5   RFMSI    1998-S20    A18     760972K40      $19,006,989             100%                  100%                 6.40%
-- --------- ------------------ ------------------------------- --------------------- --------------------- ---------------------
 6   RFMSI    1999-S13    A3      76110YJQ6      $19,887,300              95%                   95%                 6.40%
--- --------- --------- -------- ---------- -------------------- --------------------- --------------------- ---------------------
